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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2015

APRIL 30, 2015

Headquarters Address 3 Allied Drive, Suite 220 Dedham, Massachusetts 02026 United States	Registered Address 215-10451 Shellbridge Way Richmond, British Columbia V6X 2W8 Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at the Omni King Edward Hotel, Knightsbridge Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 on Tuesday the 23rd day of June, 2015 at the hour of 10:00 a.m. (Eastern time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2014, together with the report of the auditors thereon;

2.
TO ELECT eight directors to the board of directors of the Corporation;

3.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors;

4.
TO HOLD a non-binding advisory vote on named executive officer compensation; and

5.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at the close of business on April 24, 2015 will be entitled to one vote for each common share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 23, 2015

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2014 are available free of charge at https://materials.proxyvote.com/04878Q.

              DATED at Ottawa, Ontario this 30th day of April, 2015.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual and special meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Corporation to be held on June 23, 2015 at the Omni King Edward Hotel, Knightsbridge Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 commencing at 10:00 a.m. (Eastern time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April 30, 2015, except where otherwise noted.

              This Information Circular and Proxy Statement is being first mailed to Shareholders on or about May 4, 2015. In accordance with the requirements of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer, for purposes of distributing to non-registered Shareholders who have requested a copy, the Corporation has distributed copies of this Information Circular and Proxy Statement to the intermediaries for onward distribution to such non-registered Shareholders.

Important Notice Regarding Availability of Proxy Materials:

              This Information Circular and Proxy Statement and related materials and the Corporation's Annual Report (the "Annual Report") for the year ended December 31, 2014 to Shareholders (collectively, the "Proxy Materials") are available free of charge at https://materials.proxyvote.com/04878Q. You will need to enter the 12-digit control number located on your proxy card.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by email, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record: If you are a registered shareholder, you may request electronic delivery on the Internet at www.proxyvote.com.

              Beneficial Holders: If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy over the internet, by telephone or by mailing the accompanying form of proxy ("Form of Proxy") pursuant to instructions provided on the Form of Proxy, or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "— Information for Beneficial Holders of Securities". All Common Shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding Common Shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such Common Shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed Common Shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed Common Shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however, such abstentions will not be counted as votes cast for or against a matter; and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed Common Shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors of the Corporation. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement. In addition, Kingsdale Shareholder Services ("Kingsdale") has been retained to assist in the solicitation of proxies for the Meeting at a fee of approximately $30,000, plus associated costs and expenses. The Corporation may also reimburse brokers and other persons holding Common Shares in their name or in the name of nominees for their costs incurred in sending proxy material to their principals in order to obtain their proxies.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be provided a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person appointed to represent a Shareholder need not be a Shareholder of the Corporation.

              To be valid, a Form of Proxy must be deposited at the offices of Computershare Investor Services Inc. (the "Agent"), 8th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 10:00 a.m. (Eastern

Daylight Time) on June 19, 2015. If the Meeting is adjourned, a Form of Proxy must be deposited at the offices of the Agent 48 hours (excluding Saturdays, Sundays and holidays) before the time set for any reconvened meeting at which the Form of Proxy is to be used.

              A registered Shareholder of record may vote by mail, over the internet or telephone pursuant to instructions provided on the Form of Proxy. The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded.

              If you hold Common Shares through an intermediary (such as a broker, securities dealer, bank, trust company or similar entity), you may also vote by following the voting instruction form provided to you by such intermediary.

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

Voting of Proxies

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan, Holli C. Ladhani, Teresa M. Ressel, Kevin T. Howell and James J. Moore, Jr. to the Board of Directors as described under the heading "Matters to be Considered at the Meeting — Election of Directors";

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix the auditor's remuneration; and

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation.

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares otherwise than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as at the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Solutions ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instructions must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were 121,894,047 Common Shares outstanding.

              At the Meeting, each Shareholder of record at the close of business on April 24, 2015, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At the close of business on the Record Date, there were 121,894,047 Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares. For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

MATTERS TO BE CONSIDERED AT THE MEETING

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is eight. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required promptly to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. A Director who tenders his or her resignation pursuant to the majority voting policy is not permitted to participate in any meeting of the Board of Directors and/or Nominating and Corporate Governance Committee at which his or her resignation is to be considered. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will promptly announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Advance Notice Policy

              The Corporation has adopted an advance notice policy (the "Advance Notice Policy"), which requires advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders other than pursuant to: (i) a proposal made in accordance with the The British Columbia Business Corporations Act ("BCBCA"); or (ii) a requisition of the Shareholders made in accordance with the BCBCA. Among other things, the Advance Notice Policy fixes a deadline by which Shareholders must submit director nominations to the corporate secretary of the Corporation prior to any annual or special meeting of Shareholders and sets forth the specific information that a Shareholder must include in such notice for an effective nomination to occur. Pursuant to the Advance Notice Policy, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy.

              Pursuant to the Advance Notice Policy, in the case of an annual meeting of Shareholders, notice to the Corporation must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made by the Corporation, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Corporation must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

Information Regarding Director Nominees

              The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The nominees make up the current Board of Directors.

Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province of Residence	Age	Position	Principal Occupation	Date Appointed as a Director	Ownership or Control over Common Shares(1)
IRVING R. GERSTEIN(2)(3) Ontario, Canada	74	Director	Member of the Senate of Canada, Corporate Director	October 4, 2004	74,556	(7)
KENNETH M. HARTWICK(2)(4) Ontario, Canada	52	Director	Chief Financial Officer, Wellspring Financial Corporation	October 4, 2004	141,523	(7)
JOHN A. MCNEIL(2) Ontario, Canada	73	Director	President, BDR North America Inc.	October 4, 2004	51,837	(7)(8)
R. FOSTER DUNCAN(2) Louisiana, U.S.A.	61	Director	Operating Partner, Bernhard Capital Partners and Senior Advisor, EHS Partners	June 29, 2010	63,779	(7)
HOLLI C. LADHANI(2)(5) Texas, U.S.A.	44	Director	Executive Vice-President, Chemical Technologies, Rockwater Energy Solutions	June 29, 2010	69,834	(7)
TERESA M. RESSEL(2)(6)(10) Connecticut, U.S.A.	52	Director	Former Assistant Secretary for Management and Budget & Chief Financial Officer, U.S. Treasury	November 25, 2014	38,425	(7)
KEVIN T. HOWELL(2)(10) Texas, U.S.A.	57	Director	Chairman of the Board, Illinois Power Generating Company	December 23, 2014	5,337	(7)
JAMES J. MOORE, JR. Vermont, U.S.A.	57	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	January 26, 2015	528,842	(9)

(1)
The information as to Common Shares beneficially owned, directly or indirectly, including by associates or affiliates, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually as of April 28, 2015.

(2)
The Board of Directors has determined that each of Messrs. Gerstein, Hartwick, McNeil, Duncan and Howell and Mses. Ladhani and Ressel is an independent Director. Each independent Director is also a member of at least two, but no more than three, committees of the Board of Directors (Audit Committee, Compensation Committee, Operations and Commercial Oversight Committee and Nominating and Corporate Governance Committee).

(3)
Chair of the Board of Directors and the Nominating and Corporate Governance Committee.

(4)
Chair of the Operations and Commercial Oversight Committee.

(5)
Chair of the Audit Committee.

(6)
Chair of the Compensation Committee.

(7)
This number includes 14,756 deferred share units ("DSUs") issued to Mr. Gerstein, 131,523 DSUs issued to Mr. Hartwick, 13,022 DSUs issued to Mr. McNeil, 48,674 DSUs issued to Mr. Duncan, 69,834 DSUs issued to Ms. Ladhani, 7,425 DSUs issued to Ms. Ressel and 5,337 DSUs issued to Mr. Howell under the DSU Plan (as defined herein). For further details on the DSU Plan, see the discussion under "Compensation of Directors — Deferred Share Unit Plan" in this Information Circular and Proxy Statement.

(8)
This number includes 3,315 of Common Shares owned by Mr. McNeil assuming the conversion of $43,100 aggregate principal amount of the Corporation's convertible debentures owned by him to Common Shares on December 31, 2014.

(9)
This number includes 523,256 unvested notional shares granted to Mr. Moore pursuant a transition equity grant participation agreement, dated January 22, 2015 (the "Transition Equity Grant Participation Agreement"), pursuant to which Mr. Moore received a one-time grant of notional shares, each corresponding to one Common Share, as well as 5,586 dividend equivalent rights that accrued subsequently on the notional shares.

(10)
On November 24, 2014, the Corporation entered into an agreement (the "Clinton Agreement") with Clinton Group, Inc., on behalf of itself and its affiliated funds, persons and entities, both current and future (collectively, the "Clinton Group"). Pursuant to the Clinton Agreement, the Board of Directors increased the size of the Board of Directors to seven Directors, appointed Ms. Ressel to the Board of Directors to serve until the Meeting, and agreed to appoint, on or prior to December 19, 2014, an additional individual (the "Additional Nominee") to the Board of Directors from a list of potential directors separately and mutually agreed upon prior to the execution of the Clinton Agreement, to serve until the Meeting. Mr. Howell was subsequently appointed as the Additional Nominee. Pursuant to the Clinton Agreement, the Corporation also agreed, among other things, to (i) nominate each of Ms. Ressel and Mr. Howell for election to the Board of Directors at the Meeting, (ii) recommend, and reflect such recommendation in the Information Circular and Proxy Statement, that the Shareholders vote to elect each of Ms. Ressel and Mr. Howell as a Director and (iii) solicit, obtain proxies in favor of and otherwise support the election of each of Ms. Ressel and Mr. Howell at the Meeting, in a manner no less favorable than the manner in which the Corporation supports other nominees for election at the Meeting. For additional information regarding the Clinton Agreement and the appointment of Ms. Ressel and Mr. Howell, please see the Corporation's Current Reports on Form 8-K filed with the SEC on November 25, 2014 and December 23, 2014.

Biographies

              Irving R. Gerstein, C.M., O.Ont:    The Honourable Irving R. Gerstein has been a Director of the Corporation since October 2004. Senator Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc., and previously served as a director of other public companies including Economic Investment Trust Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Senator Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years, and is currently a member of its Research Committee. Senator Gerstein earned a Bachelor of Science in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as Chair of our Board of Directors and as Chair of our nominating and corporate governance committee (the "Nominating and Corporate Governance Committee").

              Kenneth M. Hartwick, C.P.A.:    Mr. Hartwick has been a Director of the Corporation since October 2004. He is the Chief Financial Officer of Wellspring Financial Corporation, a consumer lending company. Mr. Hartwick recently served as the Corporation's Interim President and Chief Executive Officer from September 16, 2014 to January 26, 2015. He has more than 14 years of management experience in the energy sector and more than 21 years of experience in the financial sector. Mr. Hartwick's experience in the energy industry spans several markets having played an integral role as an executive officer for Just Energy Group Inc. until April 2014, helping launch their businesses in Alberta, British Columbia, Indiana, Texas, Georgia, Manitoba, Ontario, Québec, Saskatchewan, California, Illinois, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio, Florida, Pennsylvania and the United Kingdom. He recently completed a 10-year tenure as Director, President and Chief Executive Officer of Just Energy Group Inc., an integrated retailer of commodity products. Mr. Hartwick served as President and Chief Executive Officer of Just Energy Group Inc. from June 2008 until April 2014, as President from 2006 until June 2008, and as Chief Financial Officer from April 2004 to 2006. Mr. Hartwick understands the issues facing the electricity industry through his previous role as Chief Financial Officer of one of the largest distribution companies in North America, Hydro One Inc., where he gained increasing executive-level responsibility throughout his career, and provided strategic direction as Ontario transitions towards a competitive energy marketplace. Mr. Hartwick earned his Honours of Business Administration from Trent University, Peterborough, Ontario. He serves on the boards of Spark Energy, a NASDAQ listed retail energy company, and Trent University, his alma mater, a liberal undergraduate university in Ontario, Canada. Mr. Hartwick's substantial experience in the energy industry and financial sector make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our operations and commercial oversight committee (the "Operations and Commercial Oversight Committee").

              John A. McNeil:    Mr. McNeil has been a Director of the Corporation since October 2004. Mr. McNeil is President of BDR NorthAmerica Inc., an energy consulting company based in Toronto, Ontario, where he has been a director since 2006. Prior to his appointment at BDR NorthAmerica Inc. in 2000, Mr. McNeil was Managing Director Investment Banking with Scotia Capital Inc. from 1996 to 1999. Previously, he was a Senior Vice President and Director of Scotia McLeod Inc. from 1991 to 1995. Mr. McNeil has extensive expertise in the areas of asset management models, capitalization, mergers and acquisitions, business and enterprise valuations, capital markets and market ratings and has worked extensively throughout North America and Europe. Mr. McNeil specializes in the electric power sector and his major focus in recent years has been in the field of corporate and enterprise unbundling and reconstitution resulting from the restructuring of the electricity sector in North America. Mr. McNeil earned a Bachelor of Arts (Honors) from Queens University, a Bachelor of Laws from the University of Toronto and a Master of Business Administration from the University of British Columbia. Mr. McNeil's extensive experience in the financial and capital markets sectors, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan is an Operating Partner of Bernhard Capital Partners, an energy services focused private equity firm that targets businesses providing critical services to the energy sector, throughout the upstream, midstream, downstream and power verticals, and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings, and growth. Previously, Mr. Duncan was a Member of MFB Energy Partners, LLC and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources, and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and CFO of Cinergy Corp., Chairman of Cinergy's Investment Committee and CEO and President of Cinergy's Commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, and is a past member of the Wall Street Advisory Group, and past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. From 2009 to 2014, Mr. Duncan served as a director of Xtreme Power, LLC, a small, privately held company, which filed for Chapter 11 bankruptcy protection in 2013 and was sold to Younicos AG in April 2014. From February 2006 to 2013, Mr. Duncan also served as a director of Essential Power, LLC, a portfolio company of Industry Funds Management (US), LLC. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York. Mr. Duncan is active in a number of civic organizations including the Board of Directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans and the Nature Conservancy of Louisiana and in Charlottesville, Virginia the National Advisory Board and National Selection Committee of the University of Virginia Jefferson Scholars Program and is Co-Chairman of the Jefferson Circle which supports the preservation of the Rotunda and historic Grounds. He graduated with Distinction from the University of Virginia and later received his MBA degree from the A. B. Freeman Graduate School of Business at Tulane University.

              Holli C. Ladhani:    Ms. Ladhani has been a Director of the Corporation since June 2010. She currently serves as the Executive Vice President, Chemical Technologies of Rockwater Energy Solutions, Inc. ("Rockwater") since July 2013. Prior to her current role, she served as the Executive Vice President and Chief Financial Officer of Rockwater from the time Rockwater was formed in 2011. Houston-based Rockwater provides fluids management and environmental solutions to the energy industry in North America to uniquely address the special fluid and environmental-related challenges associated with modern day unconventional and conventional oil and gas resource development. Rockwater is controlled by SCF Partners, a private equity investor since 1989 that provides equity capital and strategic growth assistance to build energy service and equipment companies that operate throughout the world. Prior to joining SCF Partners in March 2011, Ms. Ladhani served in a number of positions with Dynegy Inc. ("Dynegy"), a provider of wholesale power, capacity and ancillary services in multiple regions of the United States, most recently as Executive Vice President and Chief Financial Officer. In November 2011, subsequent to Ms. Ladhani's departure, two Dynegy subsidiaries of which Ms. Ladhani had formerly been an officer filed for bankruptcy protection. Prior to joining Dynegy, Ms. Ladhani was a Senior Manager-Audit with PricewaterhouseCoopers LLP, where she supervised teams that provided audit services to large public companies in the oil and gas industry. A Certified Public Accountant, Ms. Ladhani received a Bachelor of Business Administration from Baylor University and a Masters of Business Administration from Rice University. She serves on the board of Rosetta Resources, an independent North American exploration and production company. Ms. Ladhani's extensive experience as a senior executive in the independent power industry, as well as her financial and accounting background make her a valued advisor and highly qualified to serve on our Board of Directors and as Chair of our audit committee (the "Audit Committee").

              Teresa M. Ressel:    Ms. Ressel has been a Director of the Corporation since November 2014. Ms. Ressel has more than 25 years of experience within investment banking, finance, audit, nuclear power, engineering and government service. Since 2012, she has served as a director of ON Semiconductor headquartered in Phoenix, Arizona and currently serves on the New York based management team of Olayan America, a private multinational enterprise covering various investment asset classes. Ms. Ressel started her career at General Dynamics, Electric Boat Division from 1987 through 1990 within its Nuclear Construction Engineering Department. She then worked within Corporate Manufacturing at Hewlett Packard and subsequently at Kaiser Permanente from 1994 through 2000. From 2001 until 2004, Ms. Ressel served at the U.S. Treasury. Ms. Ressel was confirmed by the U.S. Senate as Assistant Secretary for Management and Budget & Chief Financial Officer, and was designated by Presidential Directive as the Chief Financial Officer of the U.S. Department of the Treasury. From 2004 until 2012, Ms. Ressel served in various capacities at UBS, including as Chief Executive Officer, UBS Securities LLC and Chief Operating Officer, The Americas, covering a broad array of banking and regulatory functions across the Americas region. Ms. Ressel holds a Bachelor of Science in Engineering and a Masters of Science in Engineering from the University of Delaware and a Masters of Business Administration from Rensselaer Polytechnic Institute. Ms. Ressel has extensive experience in the financial industry as well as senior executive experience covering regulatory compliance and audit and reporting in the public, private and governmental sectors. Ms. Ressel's extensive experience across industry, finance, treasury and banking make her a valued adviser and highly qualified to serve on our Board of Directors and as Chair of our compensation committee (the "Compensation Committee").

              Kevin T. Howell:    Mr. Howell has been a Director of the Corporation since December 2014. He is a retired executive with over 35 years of industry experience and is an accomplished power and natural gas executive with extensive commercial leadership at the executive levels of affiliates of Duke Energy, Dominion Resources, NRG Energy Inc. ("NRG Energy") and Dynegy. Mr. Howell served as Executive Vice President and Regional President of Texas of NRG Energy Inc., a large energy company that owns and operates a diverse portfolio of power-generating facilities, primarily in the United States, from March 2008 until his retirement in August 2010. In July 2011, he joined Dynegy as Executive Vice President and Chief Operating Officer, where he ran commercial and plant operations as well as environmental health and safety. In November 2011, when Mr. Howell was acting in this capacity, two Dynegy subsidiaries filed for bankruptcy protection. In 2011 and 2012, Mr. Howell was involved in significant restructuring activities at Dynegy, and was named as a defendant in a shareholder class action lawsuit in connection with that restructuring process. He was also named as a defendant in three other matters brought by other participants in the restructuring, which reached settlement in June 2012. Mr. Howell retired from Dynegy in January of 2013 after a successful restructuring that brought the company out of bankruptcy with a relisting on the NYSE. In April 2014, the shareholder class action lawsuit in which Mr. Howell was a named defendant was dismissed with prejudice. Mr. Howell currently serves as the chairman of the board of directors of Illinois Power Generating Company, an affiliate of Dynegy. Mr. Howell has previously served on the board of directors of Entrust Energy, a privately-held energy retailer, and Nanosolar Inc., a thin film solar manufacturer. Mr. Howell's extensive experience in commercial and plant operations management, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              James J. Moore, Jr.:    Mr. Moore has been our President and Chief Executive Officer and a Director of the Corporation since January 2015. Mr. Moore has more than 30 years of experience in the energy industry, including previous CEO positions at two other independent power producer businesses. Prior to joining the Corporation, he served as the Chairman of Energy and Power at Diamond Castle Holdings LLC ("DCH"), a $1.8 billion private equity firm in New York City, where he served on the board of directors of a solar portfolio company and as Chairman of a directional drilling services portfolio company. Prior to joining DCH in 2008, he served as President and CEO of Catamount Energy Corporation ("Catamount"). After joining Catamount in 2001, Mr. Moore's new strategy helped transform a small Vermont energy company into a wind-focused growth company, leading to the sale of the company to DCH in 2005 and later to Duke Energy in 2008. Prior to his tenure at Catamount, he served as CEO of American National Power from 1994 to 2001. Mr. Moore previously served on the boards of Comverge, Inc. in 2012, Green Mountain College from 2008 to 2011 and International Power PLC from 2000 to 2001. He earned a Bachelor of Arts from the College of the Holy Cross in Worcester, Massachusetts and a Juris Doctorate from the University of Houston in Houston, Texas. Mr. Moore's extensive experience in the energy industry, as well as his in-depth knowledge of the Corporation through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

The Board of Directors recommends a vote FOR each of the eight nominees discussed above and listed on the Form of Proxy.

Information Regarding Named Executive Officers

              The following table sets forth the names, ages and positions of the Corporation's principal executive officer and principal financial officer. There are currently no other executive officers of the Corporation.

Name	Age	Position	Date Appointed as Officer
James J. Moore, Jr.	57	President, Chief Executive Officer and Director	January 26, 2015
Terrence Ronan	55	Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary	August 20, 2012

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012. He is currently Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary, with primary responsibility for all finance-related functions, as well as playing a central role in the development and execution of the Corporation's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 20 years of management and capital-raising experience. From April 2011 through August 2012, Mr. Ronan served as Managing Director — Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products and liquefied petroleum gas and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. He was appointed Interim President and Chief Executive Officer of SemGroup, L.P. with the knowledge that bankruptcy proceedings would be filed in the United States and Canada in 2008 and led SemGroup, L.P. through its reorganization, with SemGroup, L.P. emerging from bankruptcy in November 2009. From 2006 through 2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production ("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America, and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelor of Science from Bates College and later received a Masters of Business Administration from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, active and reserve components, retiring after 26 years with the rank of Captain.

CORPORATE GOVERNANCE DISCLOSURE

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201 — Corporate Governance Guidelines, National Instrument 58-101 — Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable rules of the U.S. Securities and Exchange Commission (the "SEC") and NYSE rules:

Board of Directors

    (a)
    Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

    (b)
    Under the Corporation's independence standards and under the NYSE corporate governance rules, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein, Kenneth M. Hartwick, John A. McNeil, R. Foster Duncan, Holli C. Ladhani, Teresa M. Ressel and Kevin T. Howell is currently an independent Director. Kenneth M. Hartwick was not an independent Director from September 15, 2014 through January 26, 2015, the period during which he served as Interim President and Chief Executive Officer of the Corporation. Subsequent to his term in that position, Mr. Hartwick is an independent Director.

    (c)
    The non-independent member of the Board of Directors is James J. Moore, Jr. Mr. Moore is the President and Chief Executive Officer of the Corporation.

    (d)
    Seven of the eight members of the Board of Directors are independent.

    (e)
    Five Directors also serve as directors on the boards of other reporting issuers (or the equivalent in other jurisdictions). Senator Gerstein serves as a director on the boards of Medical Facilities Corporation and Student Transportation Inc., Mr. Hartwick serves as a director on the board of Spark Energy, Ms. Ladhani serves as a director on the board of Rosetta Resources Inc., Ms. Ressel serves as director on the board of ON Semiconductor and Mr. Howell serves as the Chairman of the Board of Illinois Power Generating Company.

    (f)
    The independent members of the Board of Directors meet regularly without management present.

    (g)
    The Chair of the Board of Directors, Senator Gerstein, is an independent Director. Mr. Gerstein's responsibilities include establishing, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management, the agendas for each meeting of the Board of Directors. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

    (h)
    The following table sets forth the number of Board of Directors and committee meetings held and attendance by Directors (in person or by telephone) for the year ended December 31, 2014:

Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Irving R. Gerstein	54 of 55	4 of 4	3 of 3	2 of 2
Kenneth M. Hartwick(1)	54 of 55	3 of 4	3 of 3	1 of 2
John A. McNeil	52 of 55	4 of 4	3 of 3	2 of 2
R. Foster Duncan	54 of 55	4 of 4	3 of 3	2 of 2
Holli C. Ladhani	54 of 55	4 of 4	3 of 3	2 of 2
Teresa M. Ressel(2)	3 of 55	N/A	N/A	N/A
Kevin T. Howell(3)	N/A	N/A	N/A	N/A
James J. Moore, Jr.(4)	N/A	N/A	N/A	N/A
Barry E. Welch(5)	36 of 55	N/A	N/A	N/A

(1)
Mr. Hartwick was appointed interim President and Chief Executive Officer effective September 15, 2014. Mr. Hartwick served on the Board of Directors during his tenure as interim President and Chief Executive Officer, but did not serve as an independent member of the Board of Directors or any Committee of the Board of Directors during such time.

(2)
Ms. Ressel was appointed to the Board of Directors on November 24, 2014. She attended all of the meetings of the Board of Directors while she served on the Board. Ms. Ressel was also appointed to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee effective November 24, 2014. Such committees did not meet between her appointment on November 24, 2014 and December 31, 2014.

(3)
Mr. Howell was appointed to the Board of Directors on December 23, 2014.

(4)
Mr. Moore was appointed to the Board of Directors on January 23, 2015.

(5)
Mr. Welch, by mutual agreement with the Corporation, stepped down as President, CEO and a Director of the Corporation on September 15, 2014.

              Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair meetings of the Shareholders. Five of six Directors then serving attended the annual meeting held on June 20, 2014.

              The Board of Directors meets as necessary, but no fewer than four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually in December to discuss the annual budget and in January to discuss the annual strategy and director education (and more frequently if required). The committees of the Board of Directors meet as required by their respective charters.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Board of Directors receives periodic Operations Reports about each of the Corporation's projects with full opportunity for Directors to ask questions of management about any potential issues identified.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Currently, Mr. Gerstein serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Operations and Commercial Oversight Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Compensation Committee, the Chair of the Operations and Commercial Oversight Committee, and the Chief Executive Officer of the Corporation are as follows:

    I.
    Responsibilities of the Chair of the Board of Directors:

    (a)
    the Chair shall be expected to attend and chair meetings of the Board of Directors and Shareholders of the Corporation;

    (b)
    the Chair shall be an independent Director;

    (c)
    the Chair shall not be expected to and shall not perform policy-making functions other than in his or her capacity as a Director. The Chair shall not have the right or entitlement to bind the Corporation in his or her capacity as Chair;

      (d)
      the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Corporation to prepare Board meeting agendas;

      (e)
      the Chair shall ensure that the Board of Directors understands the boundaries between the Board of Directors and management responsibilities; and

      (f)
      the Chair shall ensure that the Board of Directors carries out its responsibilities effectively, which will involve the Board of Directors meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Corporation's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board of Directors.

    II.
    Responsibilities of the Audit Committee Chair:

    (a)
    the Chair will provide leadership to the Audit Committee in discharging its mandate as set out in the written charter of the Audit Committee (the "AC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Audit Committee, management and the Corporation's external auditor of:

        (A)
        the duties and responsibilities of the Audit Committee; and

        (B)
        the relationship between the Audit Committee and each of the Corporation's

          1.
          management; and

          2.
          external auditor; and

      (ii)
      promoting cohesiveness among members of the Audit Committee;

    (b)
    the Chair shall be the liaison between the Audit Committee and the Corporation's management and external auditor, promoting open and constructive discussions between members of the Audit Committee and each of these parties;

    (c)
    the Chair shall promote the proper flow of information to the Audit Committee to keep the Audit Committee fully apprised of all matters which are material to the Corporation at all times, including coordinating with the Chief Executive Officer and Chief Financial Officer of the Corporation to ensure that information requested by any member of the Audit Committee is provided and meets the needs of that Audit Committee member;

    (d)
    in connection with meetings of the Audit Committee, the Chair shall be responsible for:

      (i)
      scheduling meetings of the Audit Committee;

          (ii)
          organizing and presenting the agenda for Audit Committee meetings such that:

            (A)
            all of the responsibilities assigned to the Audit Committee under the terms of the AC Charter are discharged on a timely and diligent basis, and

            (B)
            members of the Audit Committee have input into the agendas;

          (iii)
          monitoring the adequacy of materials provided to the Audit Committee by management in connection with the Audit Committee's deliberations;

          (iv)
          ensuring that members of the Audit Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Audit Committee;

          (v)
          recommending procedures to enhance the work of the Audit Committee;

          (vi)
          ensuring that the members of the Audit Committee have adequate opportunities to meet without management present;

          (vii)
          presiding over meetings of the Audit Committee; and

          (viii)
          presiding over in camera meetings of the Audit Committee;

      (e)
      the Chair shall report to the Board of Directors on the activities of the Audit Committee as contemplated in the AC Charter;

      (f)
      on an annual basis, the Chair shall lead the Audit Committee in the process for assessing the performance of the Audit Committee;

      (g)
      under the direction of the Chair, the Audit Committee shall review and assess the adequacy of the AC Charter annually and recommend to the Board of Directors any changes it deems appropriate; and

      (h)
      the Chair shall perform such other functions:

        (i)
        as may be ancillary to the duties and responsibilities described above; and

        (ii)
        as may be delegated to the Chair by the Audit Committee or the Board of Directors from time to time.

    III.
    Responsibilities of the Chair of the Nominating and Corporate Governance Committee:

    (a)
    the Chair will provide leadership to the Nominating and Corporate Governance Committee in discharging its mandate as set out in the written charter of the Nominating and Corporate Governance Committee (the "NCGC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Nominating and Corporate Governance Committee and the Corporation's officers of the duties and responsibilities of the Nominating and Corporate Governance Committee;

          (ii)
          promoting cohesiveness among members of the Nominating and Corporate Governance Committee; and

          (iii)
          acting as the liaison between the Nominating and Corporate Governance Committee, the Board of Directors and the Corporation's officers, promoting open and constructive discussions between members of the Nominating and Corporate Governance Committee and each of these parties;

      (b)
      in connection with meetings of the Nominating and Corporate Governance Committee, the Chair shall be responsible for:

        (i)
        taking the principal initiative in scheduling meetings of the Nominating and Corporate Governance Committee;

        (ii)
        organizing and presenting the agenda for Nominating and Corporate Governance Committee meetings such that all of the responsibilities assigned to the Nominating and Corporate Governance Committee under the terms of the NCGC Charter are discharged on a timely and diligent basis and all members of the Nominating and Corporate Governance Committee have input into the agendas;

        (iii)
        monitoring the adequacy of materials provided to the Nominating and Corporate Governance Committee by the Corporation's officers in connection with the Nominating and Corporate Governance Committee's deliberations, and ensuring that members of the Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Nominating and Corporate Governance Committee during deliberations;

        (iv)
        recommending procedures to enhance the work of the Nominating and Corporate Governance Committee;

        (v)
        ensuring that the members of the Nominating and Corporate Governance Committee have adequate opportunities to meet without the Corporation's officers present; and

        (vi)
        presiding over meetings of the Nominating and Corporate Governance Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Nominating and Corporate Governance Committee as contemplated in the NCGC Charter;

      (d)
      on an annual basis, the Chair shall lead the Nominating and Corporate Governance Committee members and facilitate the annual performance review and evaluation of the Nominating and Corporate Governance Committee and its members in accordance with the NCGC Charter, including an assessment of the adequacy of the NCGC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Nominating and Corporate Governance Committee to keep the Nominating and Corporate Governance Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Nominating and Corporate Governance Committee is provided and meets the needs of that Nominating and Corporate Governance Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Nominating and Corporate Governance Committee or the Board of Directors from time to time.

    IV.
    Responsibilities of the Chair of the Compensation Committee:

    (a)
    the Chair will provide leadership to the Compensation Committee in discharging its mandate as set out in the written charter of the Compensation Committee (the "CC Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Compensation Committee and senior management of the Corporation of the duties and responsibilities of the Compensation Committee;

      (ii)
      promoting cohesiveness among members of the Compensation Committee;

      (iii)
      acting as the liaison between the Compensation Committee, the Board of Directors and the Corporation's senior management, promoting open and constructive discussions between members of the Compensation Committee and each of these parties;

    (b)
    in connection with meetings of the Compensation Committee, the Chair shall be responsible for:

      (i)
      taking the principal initiative in scheduling meetings of the Compensation Committee;

      (ii)
      organizing and presenting the agenda for Compensation Committee meetings such that all of the responsibilities assigned to the Committee under the terms of the CC Charter are discharged on a timely and diligent basis and all members of the Compensation Committee have input into the agendas;

      (iii)
      monitoring the adequacy of materials provided to the Compensation Committee by senior management or other sources in connection with the Compensation Committee's deliberations, and ensuring that members of the Compensation Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Compensation Committee during deliberations;

      (iv)
      recommending procedures to enhance the work of the Compensation Committee;

          (v)
          ensuring that the members of the Compensation Committee have adequate opportunities to meet without senior management present; and

          (vi)
          presiding over meetings of the Compensation Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Compensation Committee as contemplated in the CC Charter;

      (d)
      on an annual basis, the Chair shall lead the Compensation Committee members and facilitate the annual performance review and evaluation of the Compensation Committee and its members in accordance with the CC Charter, including an assessment of the adequacy of the CC Charter;

      (e)
      the Chair shall promote the proper flow of information to the Compensation Committee to keep the Compensation Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Compensation Committee is provided and meets the needs of that Compensation Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Compensation Committee or the Board of Directors from time to time.

    V.
    Responsibilities of the Chair of the Operations and Commercial Oversight Committee:

    (a)
    the Chair will provide leadership to the Operations and Commercial Oversight Committee in discharging its mandate as set out in the written charter of the Operations and Commercial Oversight Committee (the "OCO Charter"), including by:

      (i)
      promoting a thorough understanding by members of the Operations and Commercial Oversight Committee and senior management of the Corporation of the duties and responsibilities of the Operations and Commercial Oversight Committee;

      (ii)
      promoting cohesiveness among members of the Operations and Commercial Oversight Committee;

      (iii)
      acting as the liaison between the Operations and Commercial Oversight Committee, the Board of Directors and the Corporation's senior management, promoting open and constructive discussions between members of the Operations and Commercial Oversight Committee and each of these parties;

    (b)
    in connection with meetings of the Operations and Commercial Oversight Committee, the Chair shall be responsible for:

      (i)
      taking the principal initiative in scheduling meetings of the Operations and Commercial Oversight Committee;

          (ii)
          organizing and presenting the agenda for Operations and Commercial Oversight Committee meetings such that all of the responsibilities assigned to the Operations and Commercial Oversight Committee under the terms of the OCO Charter are discharged on a timely and diligent basis and all members of the Operations and Commercial Oversight Committee have input into the agendas;

          (iii)
          monitoring the adequacy of materials provided to the Operations and Commercial Oversight Committee by the Corporation's officers in connection with the Operations and Commercial Oversight Committee's deliberations, and ensuring that members of the Committee have sufficient time to review the materials provided to them and to fully discuss the business that comes before the Operations and Commercial Oversight Committee during deliberations;

          (iv)
          recommending procedures to enhance the work of the Operations and Commercial Oversight Committee;

          (v)
          ensuring that the members of the Operations and Commercial Oversight Committee have adequate opportunities to meet without the Corporation's officers present; and

          (vi)
          presiding over meetings of the Operations and Commercial Oversight Committee, including in camera meetings;

      (c)
      the Chair shall report to the Board of Directors on the activities of the Operations and Commercial Oversight Committee as contemplated in the OCO Charter;

      (d)
      on an annual basis, the Chair shall lead the Operations and Commercial Oversight Committee members and facilitate the annual performance review and evaluation of the Operations and Commercial Oversight Committee and its members in accordance with the OCO Charter, including an assessment of the adequacy of the OCO Charter;

      (e)
      the Chair shall promote the proper flow of information to the Operations and Commercial Oversight Committee to keep the Operations and Commercial Oversight Committee fully apprised of all matters that are material to the Corporation at all times, including coordinating with the Chief Executive Officer of the Corporation to ensure that information requested by any member of the Operations and Commercial Oversight Committee is provided and meets the needs of that Operations and Commercial Oversight Committee member; and

      (f)
      the Chair shall perform such other functions as may be ancillary to the duties and responsibilities described above and as may be delegated to the Chair by the Operations and Commercial Oversight Committee or the Board of Directors from time to time.

    VI.
    Responsibilities of the Chief Executive Officer of the Corporation:

    (a)
    the Chief Executive Officer of the Corporation shall be responsible for providing strategic leadership and vision to the Corporation by working with the Board of

          Directors and senior management to establish, implement and oversee strategies, plans and policies of the Corporation, subject to the direction and oversight of the Board of Directors, and shall have responsibility for the day-to-day operation of the business of the Corporation in accordance with the Corporation's strategic plan and operating and capital expenditure budgets as previously approved by the Board of Directors;

      (b)
      specific responsibilities include:

        (i)
        to lead the strategic planning process for the Corporation and, together with senior management, to recommend to the Board of Directors goals for the Corporation's business and, when approved by the Board of Directors, to implement the corresponding strategic, operational and financial plans;

        (ii)
        to report to, and meet regularly and as required with, the Board of Directors and all formally appointed committees of the Board of Directors to review Board and committee issues and provide to the Board of Directors or the relevant committee all information and access to management necessary to permit the Board of Directors or the relevant committee to fulfill its statutory and other legal obligations on a timely basis;

        (iii)
        together with senior management, to direct and monitor the activities of the Corporation to achieve agreed-upon targets;

        (iv)
        together with senior management, to develop and implement risk management, monitoring and mitigation to safeguard the assets of the Corporation;

        (v)
        together with senior management, to oversee operation of the Corporation's projects to align with the achievement of the Corporation's strategic goals, and develop and implement operations policies to guide the Corporation;

        (vi)
        to develop and recommend top level organizational structure and staffing to the Board of Directors and to manage the implementation of the Board of Directors' decisions in this regard;

        (vii)
        together with the Chief Financial Officer, to oversee the development of policies regarding the Corporation's public disclosures, and to manage and oversee the Corporation's communications with stakeholders (including the Corporation's Shareholders and lenders), the investment community, media, governments and their agencies, employees and the general public;

        (viii)
        to develop and seek the Board of Directors' concurrence for plans for management development and succession in all key positions and then to implement such plans;

          (ix)
          to motivate, lead and mentor the senior management team, including working to attract and retain individuals with the requisite skills and experience;

          (x)
          together with the Chief Financial Officer, to establish, maintain and ensure the implementation of disclosure controls and procedures, internal controls over financial reporting and processes for the certification of the public disclosure documents required under applicable securities laws concerning such reporting and disclosure;

          (xi)
          to review the financial reporting and public disclosure of the Corporation, to satisfy himself or herself concerning the processes followed in their preparation and to provide the certifications required under applicable securities laws concerning such reporting and disclosure;

          (xii)
          to encourage and promote a culture of ethical business conduct;

          (xiii)
          to perform other duties as are regularly and customarily performed by a chief executive officer of a reporting issuer; and

          (xiv)
          to assume such other appropriate responsibilities as are delegated to him or her by the Board of Directors;

      (c)
      the Chief Executive Officer will ensure the delivery of information to Directors on a timely basis to keep the Directors fully apprised of all matters that are material to Directors at all times; and

      (d)
      the Chief Executive Officer will coordinate with the Chair of the Board of Directors to ensure that information requested by any Director or Board committee member is provided and meets the needs of the member who made the request.

Orientation and Continuing Education

              The Corporation, working with the Directors, will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. To date, all of the Directors, with the exception of Ms. Ressel and Mr. Howell, who were elected as Directors in the fourth quarter of 2014, have visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

    (a)
    compliance with laws, rules and regulations;

    (b)
    conflicts of interest;

    (c)
    confidentiality;

    (d)
    corporate opportunities;

    (e)
    protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

    (f)
    competition and fair dealing;

    (g)
    gifts and entertainment; and

    (h)
    reporting of any illegal or unethical behaviour.

              The issues the Officer Code addresses include, among other things, the following:

    (i)
    conflicts of interest;

    (j)
    full, fair, accurate, timely and understandable disclosure in reports and documents;

    (k)
    compliance with laws, rules and accounting standards;

    (l)
    reporting of violations of law or the Officer Code;

    (m)
    confidentiality;

    (n)
    sharing and maintenance of knowledge and skills; and

    (o)
    promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Codes of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Audit Committee

              The Corporation has established an Audit Committee consisting of Messrs. Gerstein, McNeil and Duncan and Mses. Ladhani and Ressel, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Audit Committee is Holli C. Ladhani. The Board of Directors has determined that Ms. Ladhani qualifies as an "audit committee financial expert" as the term is defined in the rules of the SEC. The Audit Committee's primary purposes are to, among other things: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business; and (iii) supervise the qualification, independence and performance of independent accountants of the Corporation.

              The Audit Committee met 4 times during 2014.

Nominating and Corporate Governance Committee

              The Corporation has established a Nominating and Corporate Governance Committee consisting of Messrs. Gerstein, Hartwick, Duncan and Howell and Ms. Ressel, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Nominating and Corporate Governance Committee is Irving R. Gerstein. The Nominating and Corporate Governance Committee's primary purposes are to, among other things: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size which facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. It is the Corporation's practice to retain an outside recruiting firm to identify a wide range of candidates for review and consideration and to assist in the evaluation process. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026 in accordance with the procedures of the Advance Notice Policy.

              The Nominating and Corporate Governance Committee met 2 times during 2014.

Compensation Committee

              The Corporation has established a Compensation Committee consisting of Messrs. McNeil and Howell and Mses. Ladhani and Ressel, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. In 2014, Kenneth M. Hartwick acted as the Chair of the Compensation Committee until he was appointed Interim President and Chief Executive Officer of the Corporation after the close of business on September 15, 2014, at which time, Mr. John A. McNeil became the acting Chair of the committee. Effective February 23,

2015, Teresa M. Ressel became the Chair of the Compensation Committee. The Compensation Committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2014.

              The Compensation Committee periodically utilizes the services of Hugessen Consulting Inc. ("Hugessen"), an independent compensation consultant, to assist it in reviewing its compensation program. The Compensation Committee reviewed and considered the information and advice provided by Hugessen, among other factors, in making its executive compensation recommendations.

              In February 2014, Hugessen advised the Compensation Committee in regards to the short-term and long-term incentive awards and in November and December 2014, Hugessen provided compensation market data to the Compensation Committee to support the Corporation's CEO search. Hugessen did not provide any services to the Corporation other than those provided to the Compensation Committee.

              The Compensation Committee met 3 times during 2014.

Operations and Commercial Oversight Committee

              The Corporation has established an Operations and Commercial Oversight Committee consisting of Messrs. Hartwick, McNeil, Howell and Duncan, each of whom is an independent Director under the NYSE corporate governance rules and National Policy 58-201 — Corporate Governance Guidelines. The Chair of the Operations and Commercial Oversight Committee is Kenneth M. Hartwick. The committee's primary purposes include: (i) assisting the Board of Directors in discharging its responsibilities with respect to oversight of the Corporation's plant fleet operations, investment decisions in these plants, divestiture of plants, acquisition of additional assets and the capital required to support the plant fleet; (ii) examining the commercial aspects of the plants including, power purchase agreements, re-contracting activity and the associated commercial relationships with customers, and (iii) assessing and monitoring the operating risks of the business.

              The Operations and Commercial Oversight Committee did not meet during 2014, as the committee was formed on January 22, 2015.

Other Board Committees

              The Board of Directors has no other standing committees other than those described above.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors, including the size and composition of the Board of Directors.

Director Term Limits

              Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. The Board of Directors does not impose term limits on its Directors as it does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors' ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Corporation's business, strategy and industry over a significant period of time. The Board of Directors relies on thorough Director assessment procedures for evaluating its members, and uses rigorous identification and selection processes for new directors, having regard to a variety of factors. Through these processes, the Board of Directors believes that it is well-positioned to address any problems or deficiencies that may arise in an appropriate manner without having to adopt mandated term limits.

Representation of Women on the Board and in Executive Officer Positions

              While the Corporation supports the principle of diversity in its leadership, of which gender is an important aspect, the Corporation has not formally adopted a policy or targets regarding the representation of women on the Board of Directors or in its senior management, as the Corporation does not believe that quotas or strict rules necessarily result in the identification or selection of the best candidates. Rather, the identification and selection process is made based on a variety of factors, such as differences of viewpoint, professional experience, education, skill and other individual qualities and attributes, including race, gender and national origin, as well as the requirements of the Board of Directors and senior management at the time. In addition, in identifying, evaluating and recommending suitable Director candidates, the Nominating and Corporate Governance Committee will take into account the criteria described under the section entitled "Corporate Governance Disclosure — Nominating and Corporate Governance Committee" of this Information Circular and Proxy Statement. Accordingly, in searches for new Directors and executive officers, the Corporation will consider the level of female representation and diversity on the Board of Directors and in its senior management and this will be one of several factors used in its search process. The Corporation will, however, continue to evaluate the appropriateness of adopting a formal policy and/or targets in the future.

              Following the Meeting and assuming all of the nominees for Director are elected as contemplated in this Information Circular and Proxy Statement, two of the eight Directors on the Board of Directors will be women (representing 25% of the Directors). As of the date hereof, none of the Corporation's executive officers are women.

Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Operations and Commercial Oversight Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Leadership — Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US — Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of

Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

MATTER 2: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2014 and 2013 were as follows:

Fees	2014	2013
Audit Fees	$1,480,000	$1,375,000
Audit-Related Fees	—	—
Tax Fees	622,000	492,000
All Other Fees	—	—

Total Fees	$2,102,000	$1,867,000

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2014. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditor's remuneration.

AUDIT COMMITTEE REPORT

              The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2014 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2014.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, or any successor thereto.

(3)
The Audit Committee has discussed with representatives of KPMG LLP and management KPMG LLP's independence from the Corporation and received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, "Communication with Audit Committees Concerning Independence."

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

    Submitted by the Audit Committee:

    Holli C. Ladhani, Chair
    Irving R. Gerstein
    Kenneth M. Hartwick*
    John A. McNeil
    R. Foster Duncan
    Teresa M. Ressel
    Kevin T. Howell*

    * Mr. Hartwick and Mr. Howell, each of whom was a member of the Audit Committee at the time of the Audit Committee's review of the audited financial statements to be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2014, but ceased to be members of the Audit Committee subsequent to February 23, 2015.

    Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2014 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the Meeting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

              In this summary, we provide the context for and the details of the executive compensation in 2014. Additional information follows in the balance of the Compensation Discussion and Analysis (CD&A).

Executive Summary

Atlantic Power has carefully designed its executive compensation programs to align its executives' interests with the interests of its shareholders and other important stakeholders. Specifically, Atlantic Power has put in place compensation programs that emphasize pay for performance through short-term and long-term incentives that use performance measures which are designed to deliver long-term value to our shareholders. The following highlights important compensation principles and practices of Atlantic Power.

  •
  Compensation and benefit programs are designed to attract, motivate and retain a diverse spectrum of top talent

  •
  The Compensation Committee utilizes an independent outside compensation consulting firm, Hugessen Consulting

  •
  Executive compensation is targeted within the median range of our executive compensation peer companies, with actual compensation delivered based on the Corporation's performance

  •
  Compensation programs align the interests of the Corporation's executives with the interests of shareholders by linking a meaningful portion of compensation to the value of the Common Shares and requiring executives to maintain ownership of Atlantic Power stock

              It is the view of the Compensation Committee that while aspects of the business, 2014 was a challenging year for Atlantic Power. The Compensation Committee's assessment of the Corporation's performance can be summarized as the achievement of tactical elements of the Corporation's business plan, while maintain its continued commitment to executing on the long-term strategic direction of the Corporation and the path to achieving this direction.

Mission Statement

              Guided by our values and beliefs about people, we are empowered to pursue our goals:

  •
  to be recognized for our excellence in power generation in North America;
  •
  to be proud of the accomplishments we achieve as part of the Atlantic Power team; and
  •
  to have a positive impact on all of our stakeholders.

Values

Integrity
We take pride in conducting business in a transparent, honest, fair and respectful manner. We build trustworthy relationships and maintain a credible reputation by standing by our commitments.

Teamwork
We work collaboratively, by listening, encouraging varying points of view, having confidence that people will do the right thing, providing support, and recognizing the achievements of others. We believe these behaviors promote individual performance growth as well as continuous improvement within the entire organization.

Excellence
With a focus on safety, we strive to generate energy reliably, efficiently and in an environmentally responsible manner. We set high standards and empower our people to succeed. We communicate our best practices and are committed to optimize and innovate in all aspects of our business.

Engagement
We strive to develop and maintain positive relationships with both internal and external stakeholders, including our people and the communities in which we operate.

Beliefs about People

Atlantic Power people are:

Trustworthy

  •
  We do the right things for the right reasons;
  •
  We are responsible to ourselves and each other.

Teachers & Learners

  •
  We want to improve ourselves and others;
  •
  We believe in knowledge sharing.

Results-Oriented
We are competent, team players who take ownership of our work, we learn from our mistakes, we are accountable for and take pride in our work as we achieve success.

Introduction

              The following CD&A describes the Corporation's compensation policies and practices as they relate to our executive officers included in the Summary Compensation Table below (the "named executive officers"). The Corporation's named executive officers for 2014 were (i) Barry E. Welch, our former President and Chief Executive Officer (who departed by mutual agreement with the Corporation after the close of business on September 15, 2014); (ii) Terrence Ronan, our Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary; (iii) Paul H. Rapisarda, our former Executive Vice President — Commercial Development (who departed by mutual agreement with the Corporation on October 14, 2014); (iv) Edward Hall, our former Executive Vice President — Chief Operating Officer (who departed by mutual agreement on February 3, 2015); and (v) Kenneth M. Hartwick, our former Interim President and Chief Executive Officer (effective after the close of business on September 15, 2014 through January 26, 2015). Our current President and Chief Executive Officer, Mr. James Moore, is not a named executive officer as he was not employed by the Corporation in 2014.

Corporate Performance — Achievements and Business Highlights

              In 2014, we:

  •
  Achieved an increase in Project Adjusted EBITDA from $268.9 million in 2013 to $299.3 million in 2014, which was toward the upper end of the Corporation's guidance range of $280 to $305 million;

  •
  Generated Free Cash Flow, including discontinued operations, and after adjustments to exclude $49.4 million of expenses related to the refinancing and debt repurchase transactions by the Corporation and an $8.1 million repayment of construction debt at the Corporation's

      Piedmont project, both in the first quarter of 2014, of approximately $2 million, which was at the lower end of the Corporation's guidance range of $0 to $25 million; The Corporation was at the lower end of the range primarily due to a higher than budgeted amortization of the APLP term loan as well as executive and other commercial severance costs recorded in the fourth quarter of 2014.

  •
  Made organic growth investments in our existing fleet totaling $18 million for 2013 and 2014, and committed to spend an additional $11 million in 2015 that, in total, are expected to produce approximately $4 to $8 million in cash flow in 2015 and at least $10 million annually starting in 2016;

  •
  Achieved operating performance of 93% availability fleet wide, which allowed the Corporation to capture substantially all capacity payments;

  •
  Reduced administration costs and early-stage development budget by approximately $14 million compared to 2013; however, the Corporation incurred $6 million of severance costs in 2014, resulting in a year-over-year reduction of approximately $8 million;

  •
  Closed new $210 million senior secured revolving credit facility maturing in 2018, which replaced the existing $150 million revolver maturing in March 2015;

  •
  Closed new $600 million senior secured term loan maturing in 2021 and applied proceeds to redeem $415 million of debt with maturities in 2014, 2015 and 2017;

  •
  Reduced total debt by approximately $93 million in 2014, including repurchases of $140 million aggregate principal amount of high-yield notes, project-level and term loan amortization, repurchases under the Normal Course Issuer Bid announced by the Corporation in November 2014 and repayment of the Corporation's Cdn$44.8 million 6.5% convertible secured debentures (ATP.DB) at maturity in October 2014; and

  •
  Completed the sale of the Corporation's 40% interest in the Delta-Person generating station in July 2014 for net cash proceeds of $8.6 million, with $1.4 million of the total to be held in escrow until July 2015.

              Project Adjusted EBITDA and Free Cash Flow are not measures recognized under GAAP and do not have standardized meanings prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. Reconciliations of project income/(loss) (a GAAP measure) to Project Adjusted EBITDA and cash flows from operating activities (a GAAP measure) to Free Cash Flow are included on page 71 and page 75, respectively, of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 26, 2015.

Executive Compensation Objectives

              The primary objective of our executive compensation program is to provide a competitive, performance-based plan that enables the Corporation to attract and retain key individuals. Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success in alignment with long-term shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

  •
  attract and retain highly qualified executive officers with a history of proven success;

  •
  motivate the right behaviors when providing shareholder value;

  •
  establish performance goals that, if met by the Corporation, are expected to improve long-term shareholder value; and

  •
  tie compensation to performance with respect to those goals and provide meaningful rewards for achieving them.

              The Corporation's compensation program is designed to provide competitive rewards for services and incentive for its senior management team to implement both short-term and long-term strategies aimed at increasing shareholder value and aligning the interests of senior management with those of the Shareholders, while minimizing incentives to engage in high-risk business strategies.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its employees. In designing the compensation program, the Board of Directors focuses on remaining competitive in the market with respect to total compensation for each of the named executive officers. However, the Board of Directors does review each element of compensation for market competitiveness and it may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee.

2014 Say-on-Pay Vote

              At the Corporation's Annual Meeting of Shareholders held on June 20, 2014, 84.73% of the votes cast on the Say-on-Pay proposal regarding the executive compensation of the Corporation's named executive officers identified in the Corporation's 2014 Information Circular and Proxy Statement voted in favour of the proposal. The Compensation Committee believes this strong affirmative vote affirms Shareholders' support of the Corporation's approach to executive compensation. The Compensation Committee will continue to consider the outcome of the Corporation's annual "say-on-pay" votes when making future compensation decisions for named executive officers.

Elements of Executive Compensation

              The compensation of each named executive officer, other than Mr. Hartwick, includes a base salary, cash bonus under the short-term incentive plan ("STIP") and eligibility for equity compensation awards under the long-term incentive plan ("LTIP"), as reflected in their respective employment agreements, all of which have been approved by the Compensation Committee and the Board of Directors. Mr. Hartwick's compensation during his tenure as Interim President and Chief Executive Officer was comprised of base salary only.

Base salary

              The base salaries for the named executive officers for 2014 were based on a review by the Compensation Committee. This review was based on the level of responsibility, the experience level attained by the relevant named executive officer, competitive salaries for similar positions in the market, and his personal contribution to the Corporation's operating and financial performance with a goal of ensuring that the base salaries are appropriate and competitive.

              Barry E. Welch. From 2004 until September 15, 2014, Mr. Welch was the President and Chief Executive Officer of the Corporation (until December 31, 2009, through the Manager). Mr. Welch's annual salary was $700,000 for 2014.

              Terrence Ronan. Beginning in 2012, Terrence Ronan became the Corporation's Executive Vice President — Chief Financial Officer, Principal Financial and Accounting Officer and Corporate Secretary. Mr. Ronan's salary was increased to $400,000 for 2014. The Compensation Committee determined that Mr. Ronan's salary would be increased to $400,000 for 2014 based on a review of peer company data as well as Mr. Ronan's accomplishments.

              Paul H. Rapisarda. From 2011 until October 14, 2014, Mr. Rapisarda was the Corporation's Executive Vice President — Commercial Development. Mr. Rapisarda's annual salary was $425,000 for 2014.

              Edward C. Hall. From 2013 until February 3, 2015, Mr. Hall was the Corporation's Executive Vice President — Chief Operating Officer. Mr. Hall's salary was $425,000 in 2014.

              Kenneth M. Hartwick. Effective after the close of business on September 15, 2014 and through January 26, 2015, Mr. Hartwick was the Corporation's Interim President and Chief Executive Officer. Mr. Hartwick's annual salary was $500,000 for 2014.

Short-term incentive plan (non-equity incentive plan compensation)

              Beginning for performance year 2012 and beyond, the Compensation Committee developed and approved the Corporation's short-term incentive plan ("STIP") to determine the cash awards payable to Barry E. Welch, Terrence Ronan, Paul H. Rapisarda and Edward C. Hall. Payouts under the STIP to Messrs. Ronan and Hall are included in the column identified as "Non-equity incentive plan compensation" in the Summary Compensation Table on page 49; however, Messrs. Welch, Rapisarda and Hartwick did not receive any payments. The Compensation Committee set target ranges for each named executive officer's cash award based on base salary. The same performance measures were chosen for all executives, but with individual weightings assigned to each measure as set forth below.

STIP Performance Metrics and Weightings
Measurement Category	Chief Executive Officer	Executive Vice President — Chief Financial Officer	Executive Vice President — Chief Operating Officer	Executive Vice President — Commercial Development
1. Performance of Existing Portfolio	25%	30%	50%	40%
a. Project Adjusted EBITDA(1) vs. guidance
b. Cash Flow from Projects(1) vs. Board approved budget
c. Approved commercial and operating goals
d. Environmental health and safety
2. Financial, Risk Management & Growth	45%	50%	30%	40%
a. Effective capital raises
b. Broadening investor base
c. Approved risk management objectives
d. Expanded analyst coverage and strengthened credit rating
e. Internal capital committed vs. goal
. Discretionary	30%	20%	20%	20%
a. Leadership and strategic planning
b. Hiring, mentoring, development and succession planning
c. Commitment, energy level and creativity
d. Overall effectiveness individually and on senior officer team
Target ranges for STIP as percentages of base salaries	75-150%	50-100%	50-100%	50-100%

(1)
Project Adjusted EBITDA is defined for purposes of the STIP as earnings before interest, taxes, depreciation and amortization ("EBITDA") from consolidating and equity accounted projects, including Project Adjusted EBITDA from projects that, after January 1, 2014, have been classified as held for sale or as discontinued operations. The EBITDA from equity accounted projects represents the Corporation's ownership percentage in the projects. Cash Flow from Projects is defined as distributions and management fees received from projects.

STIP Awards in respect of the 2014 Performance Year

              In January 2015, the Compensation Committee determined that Messrs. Ronan and Hall were eligible for annual incentive awards under the pre-established performance criteria. The Compensation Committee made these awards based primarily on the achievements of the Corporation relating to the three measures above. Although each of the three performance measures were achieved in some measure, in exercising its discretion under the STIP, however, the Compensation Committee decided not to pay the full amounts allowable under the plan, considering the Corporation's 2014 share price performance. The table below shows the actual results for the pre-established performance measures.

Measurement Category	Actual Result
Performance of Existing Portfolio	The criteria used to determine this component will consist of Project Adjusted EBITDA relative to the $301.5 million approved budget, cash flow from projects relative to budget and commercial and operating goals including EH&S.

Project Adjusted EBITDA for the year was $299 million, which was toward the upper end of our guidance range. Free Cash flow, when adjusted for employee severance and the APLP term loan amortization in excess of budget, was $13.6 million and toward the lower end of our guidance range. All operating and EH&S goals were met.
Financial, Risk Management & Growth
The criteria used for the financial and risk management components will consist of successful efforts with respect to the quarterly risk management review as discussed with the Audit Committee and meeting financial objectives from the Board approved annual Goals & Objectives. The criteria used to determine the growth component will reflect the continued optimization initiatives with the goal of $3.4 million of projected growth in cash flow from approximately $17 million of investment committed to in 2014. If the collective decision by the Board and management is to commit additional capital to an acquisition and the decision is made in sufficient time, then the projected growth cash flow target could be approximately 10% cash accretion. Also included in this element is support of the strategic alternative process.
Each of the criteria described above was achieved in 2014. The overall cash flow realized from the $17 million of investment committed was $4.0 million, slightly above the goal.
Discretionary
The discretionary component of the award is based on the evaluation of the executive officer's overall job performance including progress toward other objective goals such as leadership, commitment and overall effectiveness.
The discretionary component is discussed in the paragraph below.

              The Compensation Committee assessed Messrs. Ronan and Hall's performance in terms of their individual groups as well as the relationship of their achievements to the direction of the Corporation as a whole. It is the view of the Compensation Committee that, while aspects of the pre-established performance criteria were achieved, 2014 was a challenging year for Atlantic Power. The Compensation Committee's assessment of the Corporation's performance in 2014 can be summarized as the achievement of tactical elements of the Corporation's business plan, while maintain its continued commitment to executing on the long-term strategic direction of the Corporation and the path to achieving this direction.

              The STIP measures and targets must be evaluated in context of the overall assessment of the Corporation's performance, as seen by our Shareholders. The STIP awards approved by the Compensation Committee were a result of this approach and ultimately the awards to Messrs. Ronan and Hall reflect the fact that overall results were below expectations.

              For the STIP award paid in 2015 based on the 2014 performance year, Mr. Ronan's award was determined to be $175,000 based on the Compensation Committee's review of the components of the STIP, including the review of certain subjective factors. In particular, Mr. Ronan contributed to the Corporation's achievement of its goals described above in the areas of financial and risk management.

              For the STIP award paid in 2015 based on the 2014 performance year, Mr. Hall's award was determined to be $175,000 based on the Compensation Committee's review of the components of the STIP, including the review of certain subjective factors. In particular, Mr. Hall contributed to the Corporation's achievement of its goals described above in the areas of performance of existing portfolio.

              Messrs. Welch and Rapisarda did not receive awards under the STIP for 2014 as a result of their departures prior to the end of the year. Mr. Hartwick was not eligible to receive a STIP award under the terms of his employment agreement entered into on September 22, 2014.

              The table below shows the STIP awards paid to the Corporation's named executive officers in 2015 based on the 2014 performance year as a percentage of each officer's 2014 base salary. For comparison purposes, the table also includes the awards paid to the Corporation's named executive officers in 2014 based on the 2013 performance year as a percentage of each officer's 2013 base salary.

Named Executive Officer	2014 Base Salary	Target Ranges for STIP as % of 2014 Base Salary	2014 STIP Award (US$) (% of 2014 Base Salary)	2013 STIP Award (US$) (% of 2013 Base Salary)
Barry E. Welch	$700,000	N/A	N/A	$0 (0%)
Terrence Ronan	$400,000	50-100%	$175,000 (44%)	$170,000 (45%)
Paul H. Rapisarda	$425,000	N/A	N/A	$190,000 (45%)
Edward C. Hall	$425,000	50-100%	$175,000 (41%)	$160,000 (38%)(1)
Kenneth M. Hartwick	$500,000	N/A	N/A	N/A

(1)
38%, based upon an STIP award of approximately 50% of Mr. Hall's base salary for 2013, prorated to take into account the date he joined the Corporation.

Long-Term Incentive Plan

              The named executive officers and other employees of the Corporation are eligible to participate in the Corporation's Fifth Amended and Restated Long-Term Incentive Plan ("LTIP") as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with those of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

              Under the LTIP, 2014 awards for the Corporation's executive officers are based upon a combined measure of:

  •
  Project Adjusted EBITDA per Common Share (as defined below for purposes of the LTIP, based on shares outstanding),
  •
  Free Cash Flow (as defined below),

  •
  Growth Cash Flow (as defined below) and
  •
  Relative Total Shareholder Return ("TSR").

Up to 25% of the target award will be earned in respect of each performance measure subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate. Awards will be granted annually based on the performance during the prior fiscal year and vest as to one third over each of the three years following the year the award is granted. Although the LTIP uses relative TSR as one of the four performance measures, the Compensation Committee also looks at TSR in the context of the entire award to ensure alignment.

              Project Adjusted EBITDA per Common Share means, for purposes of the LTIP, project income plus interest, taxes, depreciation and amortization (including non-cash impairment charges), including Project Adjusted EBITDA from projects that, after the first date of the specified calendar year, have been classified as held for sale or as discontinued operations, and changes in fair value of derivative instruments. Free Cash Flow is defined as the Corporation's cash flow before distributions and dividends. Growth Cash Flow is defined as forecasted annual cash flow from internal optimization initiatives made during the fiscal year and as appropriate, increased cash flow from CAPEX projects within the existing fleet. TSR refers to the rate of return that a Shareholder would earn on an investment in Common Shares assuming the investment was held for the entire year and that monthly dividends were reinvested. For 2014, the Compensation Committee included the following companies in the peer group (the "TSR Peer Group") for the purpose of determining the Corporation's relative TSR performance:

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Northland Power, Inc.;

  •
  Capstone Infrastructure Corp.;

  •
  Innergex Renewable Energy, Inc.;

  •
  Algonquin Power & Utilities Corp.;

  •
  Maxim Power Corp;

  •
  50 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  18 utilities in the S&P 400 Utility Index.

              On the applicable vesting date for notional shares held in a participant's notional share account, the Corporation redeems such vested notional shares as follows: (i) one-third by lump sum cash payment (generally deposited into the participant's applicable payroll tax withholding account), and (ii) the remaining two-thirds by an exchange for Common Shares. Notwithstanding the foregoing, a named executive officer may elect to redeem such notional shares for 100% common shares upon prior written notice of such election. All issuances of Common Shares on redemption of notional shares under the LTIP are subject to compliance with applicable securities laws.

              For each performance period, the Board of Directors establishes LTIP award amounts that each executive officer participant is entitled to receive under the LTIP depending upon the Corporation's performance against specified criteria. If certain levels of target performance are achieved, the named executive officer will be eligible to receive a number of notional shares (including fractional units) to be calculated by dividing an incentive amount by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the TSX for the five trading days immediately preceding the applicable day and then converted to U.S. dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Any notional shares granted to a participant in respect of a performance period will be credited to a notional share account for each participant on the determination date for such performance period. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, to be credited in the form of additional notional shares immediately following any distribution on the Common Shares.

    2014 LTIP Awards in respect of the 2013 Performance Year

              For 2013, the possible quantum of awards under the LTIP ranged from zero to a cap of $2.8 million for the Chief Executive Officer and $1.5 million for the Executive Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and Executive Vice President — Commercial Development. For 2013, the midpoint targets for each of the four performance measures were set as follows: (1) Project Adjusted EBITDA per Common Share — $2.18 to $2.23; (2) Free Cash Flow — $91.2 million to $93.9 million; (3) Growth Cash Flow — $12 million to $15 million; and (4) relative TSR — 56th to 65th percentile. If each of these target ranges were achieved in 2013, the recommended award for our Chief Executive Officer would be $1.5 million and for each of our Executive Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and our Executive Vice President — Commercial Development would be $750,000.

              The following table indicates the thresholds established for each performance measure under the LTIP for 2013 and corresponding percentages of the target award at each level of performance, as well as the actual level of achievement for each performance measure. Up to 25% of the award would have been earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

Target and Actual Performance Measures under LTIP for Fiscal Year Ended December 31, 2013
(Each Performance Measure comprises 25% of potential LTIP award)

				Target
Project Adjusted EBITDA/Share
Range	≤$2.05	$2.06-$2.11	$2.12-$2.17	$2.18-$2.23	$2.24-$2.29	$2.30-$2.35	≥$2.39
Actual							$2.39
Free Cash Flow (millions)
Range	≤$85.5	$85.6-$88.3	$88.4-$91.1	$91.2-$93.9	$94.0-$96.8	$96.9-$99.9	≥$101.5
Actual					$95.9
Growth Cash Flow (millions)
Range	≤$7.7	$7.8-$9.6	$9.7-$12.0	$12.1-$15.0	$15.1-$18.0	$18.1-$21.6	$21.7-$26.0
Actual		$8.0
Relative Total Shareholder Return (Percentile)
Range	≤35th	36th-45th	46th-55th	56th-65th	66th-75th	76th-84th	≥85th
Actual	2nd %ile

              In 2013, the Corporation's TSR of –64.1% was in the bottom quartile of the Corporation's TSR Peer Group, as calculated by Factset.

              On February 27, 2014, the Compensation Committee determined to make the following awards for the 2013 performance year. The Compensation Committee made these awards in consultation with Hugessen based primarily on the achievements of the Corporation relating to the four measures above and also by exercising its discretion under the LTIP. The notional shares awarded will each vest as to one third over each of the three years following the year of the award, subject to continued employment of the officer.

              Mr. Welch received a grant of $600,000 or 227,273 notional shares, which represents approximately 21% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Rapisarda received a grant of $350,000 or 132,576 notional shares, which represents approximately 23% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Ronan received a grant of $350,000 or 132,576 notional shares which represents approximately 23% of the maximum quantum of the award available under the LTIP and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Hall received a grant of $275,000 or 104,167 notional shares which represents approximately 18% of the maximum quantum of the award available under the LTIP, prorated based on Mr. Hall joining the Corporation in April 2013, and approximately 50% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              The Compensation Committee used the following criteria to determine the nature and amount of the award while considering TSR in context of the entire award to ensure alignment:

  •
  alignment with shareholders in regards to past performance and future requirements; and

  •
  fairness, retention and motivation of the employee.

              Pursuant to SEC rules and Canadian securities laws, these awards are reported in the Summary Compensation Table below in this Information Circular and Proxy Statement for the Corporation's 2015 Annual Meeting of Shareholders.

    2015 LTIP Awards in respect of the 2014 Performance Year

              For 2014, the possible quantum of awards under the LTIP ranged from zero to a cap of $2.8 million for the Chief Executive Officer and $1.5 million for each of the Executive Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and Executive Vice President — Commercial Development. For 2014, the midpoint targets for each of the four performance measures were set as follows: (1) Project Adjusted EBITDA per Common Share — $2.46 to $2.51; (2) Free Cash Flow — $12.0 million to $15.0 million; (3) Growth Cash Flow — $3.2 million to $3.6 million; and (4) relative TSR — 56th to 65th percentile. If each of these target ranges were achieved in 2014, the recommended award for our Chief Executive Officer would be $1.5 million and for each of our Executive

Vice President — Chief Financial Officer, Executive Vice President — Chief Operating Officer and our Executive Vice President — Commercial Development would be $750,000.

              The following table indicates the thresholds established for each performance measure under the LTIP for 2014 and corresponding percentages of the target award at each level of performance, as well as the actual level of achievement for each performance measure. Up to 25% of the award would have been earned in respect of each performance measure, subject to the Compensation Committee's exercise of discretion to take into account such other factors as it may deem appropriate.

Target and Actual Performance Measures under LTIP for Fiscal Year Ended December 31, 2014
(Each Performance Measure comprises 25% of potential LTIP award)

				Target
Project Adjusted EBITDA/Share
Range	≤$2.33	$2.34-$2.39	$2.40-$2.45	$2.46-$2.51	$2.52-$2.57	$2.58-$2.63	≥$2.63
Actual				$2.49
Free Cash Flow (millions)
Range	≤$5.9	$6.0-$8.9	$9.0-$11.9	$12.0-$15.0	$15.1-$18.0	$18.1-$21.0	≥$21.1
Actual				$13.6
Growth Cash Flow (millions)
Range	≤$2.1	$2.2-$2.6	$2.7-$3.1	$3.2-$3.6	$3.7-$4.1	$4.2-$4.6	≥$4.7
Actual					$4.0
Relative Total Shareholder Return (Percentile)
Range	≤35th	36th-45th	46th-55th	56th-65th	66th-75th	76th-84th	≥85th
Actual	27th %ile

              In 2014, the Corporation's TSR of –7.5% was in the 27th percentile of the Corporation's TSR Peer Group, as calculated by Factset.

              On January 22, 2015, the Compensation Committee determined to make the following awards for the 2014 performance year. The Compensation Committee made these awards in consultation with Hugessen based primarily on the achievements of the Corporation relating to the four measures above and also by exercising its discretion under the LTIP. The Compensation Committee assessed Messrs. Ronan and Hall's performance in terms of their individual groups as well as the relationship of their achievements to the direction of the Corporation as a whole. It is the view of the Compensation Committee that, while aspects of the pre-established performance criteria were achieved, 2014 was a challenging year for Atlantic Power. The Compensation Committee's assessment of the Corporation's performance in 2014 can be summarized as the achievement of tactical elements of the Corporation's business plan, while maintaining its continued commitment to executing on the long-term strategic direction of the Corporation and the path to achieving this direction.

              The LTIP measures and targets must be evaluated in context of the overall assessment of the Corporation's performance, as seen by our Shareholders. The LTIP awards approved by the Compensation Committee were a result of this approach and ultimately the awards to Messrs. Ronan and Hall reflect the fact that overall results were below expectations. The notional shares awarded will each vest as to one third over each of the three years following the year in which the award was granted, subject to continued employment of the officer.

              Messrs. Welch and Rapisarda did not receive LTIP grants for the 2014 performance year, as a result of their departures prior to the end of 2014.

              Mr. Ronan received a grant of $350,000 or 127,273 notional shares, which represents approximately 23% of the maximum quantum of the award available under the LTIP and approximately 56% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Hall received a grant of $375,000 or 136,364 notional shares, which represents approximately 25% of the maximum quantum of the award available under the LTIP, and approximately 60% of the quantum of the award that would have been granted based on the actual LTIP performance measures described above.

              Mr. Hartwick was not eligible to receive an LTIP grant under the terms of his employment agreement entered into on September 22, 2014.

              The Compensation Committee used the following criteria to determine the nature and amount of the award while considering TSR in context of the entire award to ensure alignment:

  •
  alignment with shareholders in regards to past performance and future requirements; and

  •
  fairness, retention and motivation of the employee.

              Pursuant to SEC rules and Canadian securities laws, these awards will be reported in the Summary Compensation Table in the Information Circular and Proxy Statement for the Corporation's 2016 Annual Meeting of Shareholders.

Employment Agreements

              Effective April 15, 2013, in accordance with the terms of their respective offer letters, the Corporation entered into employment agreements with Terrence Ronan and Edward C. Hall. Messrs. Welch and Rapisarda also had employment agreements similar to Mr. Ronan's and Mr. Hall's, but as each has departed the Corporation pursuant to his Severance Agreement (as defined below), we have not described their employment agreements below. For a description of their Severance Agreements, please see Potential Payments Upon Termination or Change in Control beginning on page 52. Mr. Hall departed the Corporation on February 3, 2015 pursuant to a severance and release agreement; however, his employment agreement remained in effect during 2014.

              Each of the respective employment agreements provide the respective executive officer with benefits including the following: (i) an initial annual base salary, which is subject to annual review and if increased may not be subsequently decreased without the executive officer's consent during the term of the agreement; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, provided that the STIP may not be altered to the material detriment of the executive officer without his consent; (iii) eligibility to participate in the Corporation's Fifth Amended and Restated LTIP as it may be amended by the Board of Directors from time to time, provided that the LTIP may not be altered to the material detriment of the executive officer without his consent; and (iv) benefits under the Corporation's welfare plans. Each employment agreement has an initial three-year term ending on March 31, 2016. Beginning in 2014, on January 1 of each year the three-year employment agreements extend automatically for an additional one-year term unless notice is given by the Corporation or the officer that the agreement will not be renewed.

              In addition, under each of the executive officer's employment agreement, Mr. Ronan and Mr. Hall agree to be subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for the executive officers, the independent directors of the

Corporation may, subject to certain conditions, direct that the Corporation recover all or a portion of bonus or incentive compensation paid to the executive officer or gains realized by the executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to the executive officer that is related to a restatement of, or inaccuracy in, the Corporation's financial results due to intentional fraud or misconduct by the executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements. In the event of an inaccuracy that does not give rise to a restatement, any amount recovered, cancelled or recouped under the policy will not exceed the amount by which the compensation based on the inaccurate financial results exceeded the compensation calculated under the accurate financial results.

              Each executive officer's employment agreement also contains certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of our employment agreements provides for any excise tax or other gross-ups for the benefit of our executive officers.

              On September 22, 2014, with retroactive effect to September 15, 2014, the Corporation entered into an employment agreement with Mr. Hartwick for his service as interim President and Chief Executive Officer. Pursuant to his employment agreement, Mr. Hartwick was entitled to a base salary and the Corporation is required to reimburse Mr. Hartwick for all documented and reasonable travel and other out-of-pocket expenses incurred by Mr. Hartwick in accordance with the Corporation's reimbursement policies. Mr. Hartwick was not eligible for any bonus or other group insurance or other employment benefits from the Corporation or any of its affiliates. The employment agreement provides that to the extent Mr. Hartwick serves as a director or officer of the Corporation during his employment as interim President and Chief Executive Officer he will do so without any additional remuneration.

              In addition, on January 22, 2015 and effective January 26, 2015, the Corporation entered into an employment agreement with Mr. Moore. The employment agreement provides Mr. Moore with (i) an initial annual base salary, which is subject to annual review and pro-rated for 2015; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, pro-rated for 2015; (iii) eligibility to participate in the Corporation's Fifth Amended and Restated LTIP as it may be amended by the Board of Directors from time to time; (iv) benefits under the Corporation's welfare plans; (v) a one-time cash bonus of $150,000, a pro-rata portion of which Mr. Moore must repay if his employment with the Corporation is terminated during his first 18 months of employment under certain circumstances; and (vi) a one-time grant of notional shares, each corresponding to one common share of the Corporation, with an initial grant value of $1,350,000.

Retirement Benefits

              The Corporation does not sponsor a defined benefit retirement plan for any of its employees. In addition, the Corporation does not provide any supplemental or enhanced retirement benefits for its named executive officers. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement the named executive officer's personal savings toward future retirement as the Corporation has no other pension plan for them. The matching for the named executive officers is a dollar-for-dollar match with the 401(k) contributions, up to the maximum allowed by Internal Revenue Service ("IRS") regulations. The IRS maximum contribution in 2013 was $17,500 for participants under age 50 and $23,000 for participants 50 and over.

Perquisites

              The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              The Board of Directors has adopted a share ownership policy for the Corporation's executive officers and directors (the "Director and Executive Officer Share Ownership Policy" or "Policy") in order to further align the interests of the Corporation's executive officers and directors with the long-term interests of the Shareholders. The Policy provides that on or before December 31, 2015 (for all executive officers holding the positions noted below at the time the Policy went into effect on April 1, 2013) or within five years of appointment (for any executive officer appointed to any of the positions noted below after the time the Policy was adopted), each executive officer holding any of the below positions will be required to acquire, and thereafter maintain, ownership of a number of Common Shares with a minimum fair market value equal to the multiple of such executive officer's annual base salary (excluding bonus), as follows:

President and Chief Executive Officer	Three times annual base salary
Executive Vice President — Chief Financial Officer	Two times annual base salary
Executive Vice President — Chief Operating Officer(1)	Two times annual base salary
Executive Vice President — Commercial Development(1)	Two times annual base salary
(1)
The Corporation does not have employees in these positions as of April 30, 2015.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy set out above, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy are met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. The Policy went into effect on April 1, 2013 and as a result, the grace period under the Policy, as described above, is still in effect for each of the Corporation's executive officers (until August 2017 for Mr. Ronan and January 2020 for Mr. Moore).

Compensation Committee Report

              The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

Teresa M. Ressel, Chair
John A. McNeil
Kevin T. Howell
Holli C. Ladhani
Irving R. Gerstein*
R. Foster Duncan*

    * Messrs. Gerstein and Duncan, each of whom were members of the Compensation Committee at the time of the Compensation Committee's review and discussion of the CD&A for the year ended December 31, 2014, ceased to be members of the Compensation Committee subsequent to February 23, 2015.

MATTER 3: SPECIAL BUSINESS — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We have designed our compensation programs to keep management and Shareholders in alignment as to long-term goals as well as to attract, retain and focus our team on delivering value to Shareholders. As more fully discussed in the Compensation Discussion and Analysis beginning on page 31:

  –
  Project Adjusted EBITDA increased from $268.9 million in 2013 to $299.3 million in 2014, which was towards the upper end of the Corporation's guidance range of $280 to $305 million.

  –
  Free Cash Flow, including discontinued operations, was $(55.6) million in 2014; however, after adjustments to exclude $49.4 million of expenses related to the refinancing and debt repurchase transactions by the Corporation and an $8.1 million repayment of construction debt at the Corporation's Piedmont project, both in the first quarter of 2014, Free Cash Flow for the full year 2014 was approximately $2 million, which was at the lower end of the Corporation's guidance range of $0 to $25 million. The Corporation was at the lower end of the range primarily due to a higher than budgeted amortization of the APLP term loan as well as executive and other commercial severance costs recorded in the fourth quarter of 2014.

  –
  Some other performance metrics used for the Corporation's short-term incentive plan and/or long-term incentive plan were not at target levels, as more fully discussed in the Compensation Discussion and Analysis beginning on page 31. In taking all of these factors into account, as well as the year's total shareholder return performance, our Compensation Committee exercised its discretion when determining 2014 short-term and long-term incentive awards for the Corporation's named executive officers to reduce amounts compared to what otherwise would have been paid.

  –
  Our share ownership policy effectively promotes meaningful share ownership by our named executive officers and further aligns their interests with those of our Shareholders.

  –
  Our executive employment agreements provide for clawback of incentive compensation.

  –
  We provide no special or supplemental pension, retirement or health benefits for our executive officers.

  –
  None of our executive employment agreements or compensation programs provide for excise tax or other gross-ups.

  –
  We do not provide any material perquisites to our named executive officers.

              Project Adjusted EBITDA and Free Cash Flow are not measures recognized under generally accepted accounting principles in the United States ("GAAP") and do not have standardized meanings prescribed by GAAP, and are therefore unlikely to be comparable to similar measures presented by other companies. Reconciliations of project income/(loss) (a GAAP measure) to Project Adjusted EBITDA and cash flows from operating activities (a GAAP measure) to Free Cash Flow are included on page 71 and page 75, respectively, of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 26, 2015.

              We urge you to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote will occur at the 2016 annual meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

              The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2014, 2013 and 2012 of each named executive officer (in US$).

Name and principal position	Year(1)	Salary	Bonus	Stock awards(2)	Non-equity incentive plan compensation(3)	All other compensation(4)	Total Compensation
Barry E. Welch(5)	2014	511,535	—	600,000	—	3,253,879	4,365,414
Former Director,	2013	700,000	—	—	—	27,423	727,423
President and Chief Executive	2012	700,000	—	908,158	700,000	23,484	2,331,642
Officer
Terrence Ronan(6)	2014	400,000	—	350,000	175,000	35,122	960,122
Executive Vice President —	2013	375,000	—	129,102	170,000	24,056	698,158
Chief Financial Officer and	2012	139,423	—	131,490	150,000	8,750	429,663
Corporate Secretary
Edward C. Hall(7)	2014	425,000	—	275,000	175,000	35,122	910,122
Former Chief Operating Officer	2013	317,115	—	180,000	160,000	219,271	876,386
	2012	—	—	—	—	—	—
Paul H. Rapisarda(8)	2014	338,362	—	350,000	—	1,510,758	2,199,120
Former Executive Vice President —	2013	425,000	—	200,000	190,000	23,000	838,000
Commercial Development	2012	425,000	—	593,525	395,000	22,500	1,436,025
Kenneth M. Hartwick(9)	2014	137,576	—	—	—	—	137,576
Director, Former Interim President	2013	—	—	—	—	—	—
and Chief Executive Officer	2012	—	—	—	—	—	—

(1)
The Summary Compensation Table includes, for each fiscal year, salary and items included as "all other compensation" paid during the year; non-equity incentive plan compensation granted with respect to such year pursuant to determinations made by the Compensation Committee and paid in the following year; and stock awards granted during the year in respect of performance for the preceding year.

(2)
The amounts shown under "Stock awards" reflect the grant date fair value of notional shares granted during the year under the terms of the LTIP and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2014. The amounts shown do not include dividend equivalent rights that accrued subsequently on notional shares.

(3)
The amounts shown under the "Non-equity incentive plan compensation" column for 2014 represent awards made under the STIP for performance in 2014 paid in early 2015.

(4)
Amounts represent the Corporation's matching contributions to the 401(k) plan accounts of each executive officer. For 2014, for Mr. Welch, the amount also includes $3,218,250 pursuant to his Severance Agreement; and for Mr. Rapisarda, the amount also includes $1,480,000 pursuant to his Severance Agreement. For more information regarding the terms of the Severance Agreements, see "Potential Payments Upon Termination or Change in Control" beginning on page 52.

(5)
Barry E. Welch reached a mutual agreement with the Corporation for his departure as the Corporation's President and Chief Executive Officer and a Director after the close of business on September 15, 2014. The Corporation entered into a Severance Agreement with Mr. Welch on September 22, 2014, which was filed with the SEC on a Current Report on Form 8-K on September 23, 2014. The salary in this table reflects actual earnings through Mr. Welch's separation date.

(6)
Terrence Ronan was appointed as the Executive Vice President — Chief Financial Officer of the Corporation effective August 20, 2012.

(7)
Edward C. Hall was appointed as the Executive Vice President — Chief Operating Officer of the Corporation effective April 2, 2013 and reached a mutual agreement with the Corporation for his departure from such position as of February 3, 2015.

(8)
Paul H. Rapisarda reached a mutual agreement with the Corporation for his departure as Executive Vice President — Commercial Development on October 14, 2014. The Corporation entered into a Severance Agreement with Mr. Rapisarda on October 21, 2014, which was filed with the SEC on a Current Report on Form 8-K on October 22, 2014. The salary in this table reflects actual earnings through Mr. Rapisarda's separation date.

(9)
Kenneth M. Hartwick was appointed as the Corporation's Interim President and Chief Executive Officer after the close of business on September 15, 2014. The amounts reflected above include payments made to him solely in respect of his services in such capacity.

Grants of Plan-Based Awards

              The following table provides additional information about plan-based awards granted during the year ended December 31, 2014 for each named executive officer. For more information regarding the terms of the plan-based awards referred to in this table, see Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Plan and Employment Agreements beginning on page 31.

		Estimated future payouts under non-equity incentive plan awards
					All other stock awards: Number of shares of stock or units(1) (#)
						Grant date fair value of stock awards (US$)(2)
Name	Grant date	Threshold (US$)	Target (US$)(7)	Maximum (US$)
Barry E. Welch(3)	N/A	—	525,000	1,050,000
	2/28/14				227,273	600,000
Terrence Ronan(4)	N/A	—	200,000	400,000
	2/28/14				132,576	350,000
Edward C. Hall(5)	N/A	—	212,500	425,000
	2/28/14				104,167	275,000
Paul H. Rapisarda(6)	N/A	—	212,500	425,000
	2/28/14				132,576	350,000

(1)
The amounts shown for Mr. Welch, Mr. Ronan, Mr. Hall and Mr. Rapisarda represent grants under the LTIP for performance in 2013. Amounts do not include dividend equivalent rights that subsequently accrue on notional shares.

(2)
Amounts are calculated in accordance with FASB ASC Topic 718.

(3)
Mr. Welch's grant of 227,273 notional shares on February 28, 2014 was scheduled to vest one third in February 2015 and the remaining two thirds in two equal installments on each of February 2016 and February 2017. These notional shares vested fully on October 15, 2014 under the terms of Mr. Welch's Severance Agreement.

(4)
Mr. Ronan's grant of 132,576 notional shares on February 28, 2014 will vest one third in February 2015 and the remaining two thirds in two equal installments on each of February 2016 and February 2017.

(5)
Mr. Halls's grant of 104,167 notional shares on February 28, 2014 was scheduled to vest one third in February 2015 and the remaining two thirds in two equal installments on each of February 2016 and February 2017. These notional shares vested fully on February 3, 2015 under the terms of Mr. Hall's Severance Agreement.

(6)
Mr. Rapisarda's grant of 132,576 notional shares on February 28, 2014 was scheduled to vest one third in February 2015 and the remaining two thirds in two equal installments on each of February

    2016 and February 2017. These notional shares vested fully on November 14, 2014 under the terms of Mr. Rapisarda's Severance Agreement.

(7)
Amounts set forth in the "Target" column assume the award is 50% of the maximum payout.

Outstanding Equity Awards at Fiscal Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding under the terms of the LTIP as of December 31, 2014:

			Stock Awards
Name	Number of shares or units of stock that have not vested(1)(3)	Market value of shares or units of stock that have not vested (US$)(3)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(2)(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(3)
Barry E. Welch	—	—	—	—
Terrence Ronan	146,460	396,907	24,183	65,536
Edward C. Hall	139,267	377,414	—	—
Paul H. Rapisarda	—	—	—	—

(1)
Notional shares granted under the LTIP typically vest over a period of up to a maximum of three years. For Mr. Ronan, 51,744 notional shares vested on February 23, 2015, and 114,637 notional shares will vest in February 2016, subject to Mr. Ronan's continued employment. For Mr. Hall, all of his 139,267 notional shares vested on February 3, 2015 under the terms of his Severance Agreement. The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for dividends paid through December 31, 2014.

(2)
For Mr. Ronan, 24,183 notional shares granted with respect to the 2013-2016 performance period will be eligible to vest in February 2016 and Mr. Ronan will receive, subject to his continued employment, the value of the award determined based upon the Corporation's TSR during the 2013-2016 performance period in a combination of Common Shares and cash (expected to be deposited into Mr. Ronan's applicable payroll tax withholding account). The notional share totals include notional shares credited under the LTIP to the notional share account of the named executive officer for dividends paid through December 31, 2014.

(3)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2014 ($2.71).

Stock Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2014:

Name	Number of shares acquired on vesting (#)	Value realized on vesting (US$)
Barry E. Welch	289,411	596,165
Terrence Ronan	5,588	14,529
Edward C. Hall	13,237	34,416
Paul H. Rapisarda	220,410	466,837

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we have agreed in the employment agreements to provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events.

              The Corporation's employment agreement with each of Terrence Ronan and Edward C. Hall provides that if the respective executive officer is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual cash bonus or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan (the sum of (a), (b) and (c) being the executive officer's "Total Annual Compensation"); (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of one year following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates.

              On August 30, 2013, the Corporation entered into an addendum to the employment agreements of each of Mr. Hall and Mr. Ronan which clarifies the calculation of the executive officer's Total Annual Compensation in cases where the executive has been employed with the Corporation for less than two years. Pursuant to the addendum, for a termination prior to the approval of the executive officer's first annual bonus award, the executive officer's average Total Annual Compensation is equal to the sum of the current annual base salary, an annual bonus calculated at 75% of current base salary and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf. For a termination after the approval of the executive officer's first annual bonus award but prior to the approval of his second annual bonus award, the executive officer's average Total Annual Compensation is equal to the average of (i) the sum of the executive officer's annual base salary in effect with respect to the executive officer's first year of service, the actual first annual bonus percentage approved for the executive officer multiplied by the executive officer's annual base salary in effect with respect to the executive officer's first year of service and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf and (ii) the sum of executive officer's current annual base salary, an annual bonus calculated at 75% of current base salary and the Corporation's most recent annualized 401(k) matching contribution contributed on the executive officer's behalf.

              The employment agreements also contain non-competition and non-solicitation limitations on each of the executive officers following certain termination events. The non-competition restrictions apply for a period of six months following termination by the Corporation for unsatisfactory performance or by the executive officer in the context of a change in control as described above, or a period of one month (for each executive officer) following resignation by the executive officer for any other reason or termination by the Corporation for cause. The non-solicitation restrictions apply for a period of one year following the date of termination.

              In each executive officer's employment agreement, the term "Change in Control" means the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Holdings, Inc. ("Atlantic Holdings"), directly or indirectly, which assets generated more than 50% of the Atlantic Holdings' cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the Corporation's or Atlantic Holdings' liquidation or dissolution; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of the Corporation's Common Shares or voting power or Atlantic Holdings' common membership interests or voting power; (iv) the Corporation's or Atlantic Holdings' merger or consolidation with another person with the effect that immediately after such transaction Shareholders or holders of common membership interests in Atlantic Holdings immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation; or (v) the Corporation, Atlantic Holdings or any of their Shareholders or members enter into any agreement providing for any of the foregoing, or the date which is 90 days prior to a definitive announcement of any of the foregoing whichever is earlier, and the transaction contemplated thereby is ultimately consummated.

              Under their employment agreements, if Mr. Ronan or Mr. Hall is terminated for cause, then he will be entitled to his base salary through the termination date, to the extent not yet paid, and all vested benefits under all incentive compensation or other plans in accordance with the terms and conditions of such plan; however, he will not be entitled to the payments or benefits listed in items (ii) through (v) in the second preceding paragraph above, except as may be required by applicable law. "Cause" is defined in each executive officer's employment agreement as a termination by reason of the Corporation's good faith determination that the executive (i) engaged in willful misconduct in the performance of his duties, (ii) breached a fiduciary duty to the Corporation for personal profit to himself, (iii) after determination by a court of competent jurisdiction, willfully violated any law, rule or regulation of a governmental authority with jurisdiction over the executive officer or the Corporation at the time and place of such violation (other than traffic violation or similar offenses) or any final cease and desist order of a court or other tribunal of competent jurisdiction, or (iv) materially and willfully breached such agreement. No act, or failure to act, on the executive officer's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that this action or failure to act was in the best interest of the Corporation.

              In the event that Mr. Ronan or Mr. Hall are, by reason of illness or incapacity, unable to fulfill their obligations on behalf of the Corporation for a period of 90 consecutive days, the Corporation's long-term disability group coverage will pay the executive officer up to 60% of his base salary, subject to its terms and conditions. The Corporation provides term life insurance coverage in accordance with its group policy.

              If Mr. Ronan or Mr. Hall retire at the age of sixty-two or thereafter, any unvested notional shares awarded under the LTIP held by him will continue to vest in accordance with the provisions of the LTIP in effect at the date of retirement.

              The following table provides, for Mr. Ronan, Mr. Hall and Mr. Hartwick, an estimate of the payments payable by us, assuming a termination for any reason other than cause, including the occurrence of the triggering events described above. The amounts shown assume that such termination was effective as of December 31, 2014 and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation. Pursuant to SEC rules, we have included the information below for Mr. Hall. Please see below for the terms of his severance agreement, dated February 3, 2015.

Name	Type of payment	Termination payment(1) (US$)	Vesting of stock-based compensation(2) (US$)	Employee benefits (US$)	Total (US$)
Terrence Ronan	Termination without cause or in connection with change of control	1,388,752	462,443	47,388	1,898,583
Edward C. Hall	Termination without cause or in connection with change of control	1,533,500	377,414	44,696	1,956,610
Kenneth M. Hartwick(3)	N/A	N/A	N/A	N/A	N/A

(1)
Includes two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual bonus, and (c) the most recent matching contribution to his 401(k) plan.

(2)
This amount is calculated based on the closing price of a Common Share on the NYSE on December 31, 2014 ($2.71).

(3)
Per the terms of Mr. Hartwick's employment agreement, the Corporation had the ability to terminate his employment at anytime with no further remuneration.

              Messrs. Welch and Rapisarda reached a mutual agreement for their departures on September 22, 2014 and October 21, 2014, respectively, which superseded their employment agreements (each, along with the agreement between Mr. Hall and the Corporation, dated February 3, 2015, a "Severance Agreement"). The Severance Agreements of Messrs. Welch and Rapisarda provide for the following benefits upon each executive's respective termination of employment with the Corporation: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to three times the average (in the case of Mr. Welch) or two times the average (in the case of Mr. Rapisarda), during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual cash bonus, and (c) the most recent matching contribution to his 401(k) plan; (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of two years (in the case of Mr. Welch) or one year (in the case of Mr. Rapisarda) following termination; (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000; (vi) three months of current base salary and continued benefits (in lieu of notice) and (vii) reimbursement in an amount up to $10,000 (in the case of Mr. Welch) and $5,000 (in the case of Mr. Rapisarda) for legal fees in connection with the Severance Agreement (the "Severance Benefits"). For Mr. Welch, the amount paid pursuant to his Severance Benefits consisted of: a termination payment of $3,218,250; vesting of stock-based compensation of $532,493; employee benefits of $56,897 for a total of $3,807,640. For Mr. Rapisarda the amount paid pursuant to his Severance Benefits consisted of: a termination payment of $1,480,000; vesting of stock-based compensation of $424,917; and employee benefits of $39,696 for a total of $1,944,613.

              In consideration of the Severance Benefits, Messrs. Welch and Rapisarda have granted a release to the Corporation and all of its subsidiaries, affiliates, successors and assigns, and their respective past, present and future officers, directors, shareholders, members, partners, agents, employees and attorneys in respect of any potential claims. In addition, pursuant to the Severance Agreements, the Corporation has granted a release to the executives in respect of any potential claims. In addition, the Severance Agreements contain customary non-disparagement, confidentiality, non-solicitation and cooperation provisions. The executives' obligations under their respective employment agreements are not applicable, and instead, (i) for one year (in the case of Mr. Welch) or six months (in the case of Mr. Rapisarda) following their respective dates of termination, the executives shall not divert or otherwise appropriate, directly or indirectly, alone or with others, any project acquisition, development and/or construction opportunities that the Corporation considered within the nine-month period immediately preceding the date of termination and (ii) shall not be employed by any public or private company that, within one year (in the case of Mr. Welch) or six months (in the case of Mr. Rapisarda) of their respective date of termination, undertake any transaction which would constitute a "change in control" (as defined above).

              Mr. Hall reached a mutual agreement for his departure on February 3, 2015, which superseded his employment agreement. His severance agreement provided for the following benefits upon termination of employment with the Corporation: (i) an amount pursuant to his employment agreement equal to $1,284,333; (ii) a cash payment of $106,250, which is equivalent to three months of his last base salary; (iii) employee benefits for an additional three months beyond the period set forth in his employment agreement; and (iv) an additional cash payment of $375,000, which is equivalent to the 2014 performance year LTIP award. In addition, the Corporation agreed to reimburse Mr. Hall for legal fees he expends in connection with his severance agreement in an amount up to $5,000.

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under LTIP, discourages short-term risk taking;

  •
  approach of goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking;

  •
  compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk taking; and

  •
  business does not face the same level of risks associated with compensation for employees at financial services firms (traders and instruments with a high degree of risk).

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation determined to adopt a share ownership policy that promotes long-term ownership by the named executive officers and to implement a recoupment policy in the executive officers' employment agreements.

Compensation of Directors

Director Fees

              During 2014, each independent Director was entitled to receive an annual retainer of $50,000, plus $10,000 of value in DSUs and $1,500 per meeting attended in person or $1,000 per meeting attended by phone. The Chair of the Board of Directors, for his responsibilities as the Chair of the Nominating and Corporate Governance Committee, the Chair of the Audit Committee and the Chair of the Compensation Committee, received an additional $35,000, $15,000 and $10,000 per year, respectively.

              Effective January 1, 2015, the Director compensation structure changed such that each independent Director is entitled to receive an annual retainer of $120,000, of which 50% will be paid in cash and 50% will be granted in DSUs with the goal to align Director compensation with the long-term interests of shareholders via mandatory holdings. The Chair of the Board of Directors (including for his responsibilities as Chair of the Nominating and Corporate Governance Committee), the Chair of the Audit Committee, the Chair of the Operations and Commercial Oversight Committee and the Chair of the Compensation Committee receive an additional $35,000, $15,000, $10,000 and $10,000 per year, respectively. Directors are reimbursed for out-of-pocket expenses for attending meetings but do not receive a per meeting fee. Directors also participate in insurance and indemnification arrangements. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy in order to further align the interests of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below) with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the deferred share unit plan (the "DSU Plan") for Directors (described below) to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing price of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of the market close December 31, 2014, for the previous 4 quarters then ended, the per share value was $3.02. As of December 31, 2014, all independent Directors, with the exception of Mr. McNeil, were in compliance with or subject to the three-year grace period (in the case of Ms. Ressel and Mr. Howell) of the Policy as calculated with three times the annual base cash retainer of $50,000 (the Director fees annual retainer in effect for the 2014 measurement period). As of April 30, 2015, all independent Directors were in compliance with the Policy or subject to the three-year grace period of the Policy.

    Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a DSU Plan for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs representing the current market price of the Corporation's Common Shares at the time of contribution. For so long as the participant continues to serve on the Board of Directors, dividends accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash on the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2014 (pursuant to the Corporation's prior Director compensation structure described above).

Director Compensation

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)*(1)(2)	Total compensation (US$)
Irving R. Gerstein	143,500	10,000	153,500
Kenneth M. Hartwick(3)(4)	61,527	68,620	130,147
John A. McNeil	112,000	10,000	122,000
Holli C. Ladhani	63,250	73,250	136,500
R. Foster Duncan(4)	112,125	47,375	159,500
Teresa M. Ressel	4,082	5,114	9,196
Kevin T. Howell	—	—	—

*
Reflects the grant date fair value of DSUs awarded in 2014 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(1)
As of December 31, 2014, directors held the following DSUs: 7,356 for Irving R. Gerstein, 126,421 for Kenneth M. Hartwick, 7,356 for John A. McNeil, 42,975 for R. Foster Duncan, 1,889 for Teresa M. Ressel, 0 for Kevin T. Howell and 63,297 for Holli C. Ladhani.

(2)
Mr. Hartwick, Ms. Ladhani and Ms. Ressel elected to defer 50% of their 2014 fees under the DSU Plan. Mr. Duncan elected to defer 25% of his 2014 fees under the DSU Plan.

(3)
The amounts reflected in the table for Mr. Hartwick were paid solely for his services as an independent director. He received no director fees while serving as interim President and Chief Executive Officer. For amounts paid for his service in such capacity, please see the Summary Compensation Table on page 49.

(4)
Mr. Hartwick and Mr. Duncan were each paid $37,500, which is included in total compensation above, in connection with the Corporation's strategic review process.

Compensation Committee Interlocks and Insider Participation

              During 2014, Messrs. Gerstein, Hartwick, McNeil and Duncan and Mses. Ladhani and Ressel served as members of the Compensation Committee of the Board of Directors of the Corporation. Effective February 23, 2015, the Compensation Committee is composed of Messrs. Howell and McNeil and Mses. Ressel and Ladhani.

              During 2014, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

Certain Relationships and Related Transactions

              Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation's last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and preapproval. The Board of Directors will review and preapprove all relationships and transactions in which the Corporation and any of the Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In preapproving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to preapprove a related party transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation as of April 28, 2015 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned		Percentage of Common Shares beneficially owned(1)
Mangrove(2)	9,094,658		7.5%
Vanguard(3)	7,160,155		5.1%
Directors and named executive officers
Irving R. Gerstein	59,800	(4)	*
Kenneth M. Hartwick	10,000	(4)	*
John A. McNeil	35,500	(4)(5)	*
R. Foster Duncan	15,105	(4)	*
Teresa M. Ressel	31,000	(4)	*
Kevin T. Howell	—(4)		—
Holli C. Ladhani	—(4)		—
Terrence Ronan	41,635	(6)	*
James J. Moore, Jr.	—(6)		—
All Directors and current executive officers as a group (9 persons)	193,040		*

*
Less than 1%

(1)
The applicable percentage ownership is based on 121,894,047 Common Shares issued and outstanding as of April 28, 2015.

(2)
Based on Schedule 13G filed on January 30, 2015 (the "Mangrove Schedule 13G") with the SEC by The Mangrove Partners Master Fund, Ltd. ("Mangrove Master Fund"), MP OpportunityCo 1, LLC ("MP Opportunity"), The Mangrove Partners Fund, L.P. ("Mangrove Fund"), Mangrove Partners Fund (Cayman), Ltd. ("Mangrove Fund Cayman"), Mangrove Partners, Mangrove Capital and Nathaniel August (each of the foregoing, collectively, "Mangrove"), with respect to

    9,094,685 Common Shares owned by Mangrove Master Fund and MP Opportunity. As the two controlling shareholders of Mangrove Master Fund, each of Mangrove Fund and Mangrove Fund Cayman may be deemed the beneficial owner of the Common Shares owned by Mangrove Master Fund. Mangrove Partners is the investment manager of each of Mangrove Master Fund, Mangrove Fund, Mangrove Fund Cayman and MP Opportunity. Mangrove Capital is the general partner of Mangrove Fund and the managing member of MP Opportunity. Mr. August is the Director of each of Mangrove Partners and Mangrove Capital. By virtue of these relationships, each of Mangrove Partners, Mangrove Capital and Mr. August may be deemed to beneficially own Common Shares owned by Mangrove Master Fund and MP Opportunity. According to the Mangrove Schedule 13G, (i) Mangrove Master Fund beneficially owns 6,197,417 Common Shares, (ii) MP Opportunity beneficially owns 2,897,268 Common Shares, (iii) Mangrove Fund beneficially owns 6,197,417 Common Shares , (iv) Mangrove Fund Cayman beneficially owns 6,197,417 Common Shares, (v) Mangrove Partners beneficially owns 9,094,685 Common Shares, (vi) Mangrove Capital beneficially owns 9,094,685 Common Shares and (vii) Mr. August beneficially owns 9,094,685 Common Shares. Each of the above has shared voting and investment power over Common Shares beneficially owned by it. The address of each Mangrove entity is 645 Madison Avenue, 14th Floor, New York, New York 10022.

(3)
Based on Schedule 13G filed on March 23, 2015 (the "Vanguard Schedule 13G") with the SEC by The Vanguard Group, Inc. ("Vanguard") with respect to beneficial ownership of 7,160,155 Common Shares, of which (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 106,755 Common Shares as a result of serving as investment manager of collective trust accounts and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 5,500 Common Shares as a result of its serving as investment manager of Australian investment offerings. According to the Vanguard Schedule 13G, Vanguard has sole voting power with respect to 112,255 Common Shares, sole investment power with respect to 7,053,400 Common Shares and shared investment power with respect to 106,755 Common Shares. Vanguard's address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Common Shares beneficially owned exclude units held in the Corporation's DSU Plan of 14,756 for Irving R. Gerstein, 131,523 for Kenneth M. Hartwick, 13,022 for John A. McNeil, 48,674 for R. Foster Duncan, 7,425 for Teresa M. Ressel, 5,337 for Kevin T. Howell, and 69,834 for Holli C. Ladhani.

(5)
Common Shares beneficially owned exclude 3,315 of common shares available upon conversion of convertible debentures held by John A. McNeil.

(6)
Common Shares beneficially owned exclude 528,842 unvested notional shares granted under the Transition Equity Grant Participation Agreement for James J. Moore, Jr., President and Chief Executive Officer, and 248,247 unvested notional shares granted under the LTIP for Terrence Ronan, Executive Vice President — Chief Financial Officer.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2014, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a), except as follows:

              On behalf of Mr. Welch, Mr. Ronan, Mr. Hall and Mr. Rapisarda, Forms 4 reporting the grant of notional shares under the LTIP on February 28, 2014 were filed on March 21, 2014.

Indebtedness of Directors and Officers

              For the year ended December 31, 2014, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2014 fiscal year.

Shareholder Proposals for 2016 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) January 5, 2016; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act and the BCBCA. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts, 02026, with a copy to Atlantic Power Corporation, c/o MacPherson Leslie & Tyerman LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the BCBCA and the Exchange Act. The Advance Notice Policy as described in this Information Circular and Proxy Statement requires notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders to be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy, if ratified and approved.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group, may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate

Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

Directions to 2014 Annual and Special Meeting of Shareholders

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "MEDIA & EVENTS — Annual General Meeting" and via phone at (617) 977-2400. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

ADDITIONAL INFORMATION

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's financial statements as of and for the year ended December 31, 2014, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026, via phone (617) 977-2700 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 30, 2015	"Irving R. Gerstein"
Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201 — Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

    i.
    adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

    ii.
    to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

    iii.
    the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

    iv.
    ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

    v.
    adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

    vi.
    with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

    vii.
    ensuring the integrity of the Issuer's internal control and management information systems;

    viii.
    from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

    (a)
    a standing audit committee (the "Audit Committee");

    (b)
    standing compensation committee (the "Compensation Committee"); and

    (c)
    a standing nominating and corporate governance committee (the "Nominating Committee").

    ix.
    reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

    x.
    receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

    xi.
    reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

    xii.
    receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

    xiii.
    meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

    xiv.
    meeting regularly without management and non-independent directors.

              Although the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

    i.
    the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

    ii.
    the Chair shall be an independent director;

    iii.
    the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

    iv.
    the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

    v.
    the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

    vi.
    the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

    i.
    dividends;

    ii.
    significant acquisitions/dispositions;

    iii.
    related party transactions;

    iv.
    the annual budget for the Issuer;

    v.
    the public dissemination of any financial information;

    vi.
    the issuance or repurchase of securities of the Issuer;

    vii.
    establishing or revising the charters of committees of the Board; and

    viii.
    any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              Although it is the intent of the Board to follow an agreed meeting schedule as closely as possible, from time to time, with respect to time-sensitive matters, telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

 APPENDIX A
POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

    i.
    advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

    ii.
    advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

    iii.
    attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

    i.
    be candid and forthright;

    ii.
    not be reluctant to express views contrary to those of the majority;

    iii.
    be concise and, in most circumstances, respect the time constraints of a meeting; and

    iv.
    be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

    i.
    ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

    ii.
    familiarize themselves with the risks and challenges facing the business of the Issuer;

    iii.
    read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

    iv.
    insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

    v.
    familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

    vi.
    familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

    i.
    exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

    ii.
    project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

    iii.
    be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

    iv.
    disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

PROXY FOR REGISTERED HOLDERS OF COMMON SHARES

This proxy is being solicited by or on behalf of the board of directors of Atlantic Power Corporation (the "Issuer") from holders of common shares of the Issuer ("Shareholders") for use in connection with the annual and special meeting (the "Meeting") of Shareholders to be held on June 23, 2015 at the Omni King Edward Hotel, Knightsbridge Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 at 10:00 a.m. (Eastern time)]. Reference is made to the accompanying Information Circular and Proxy Statement of the Issuer dated April 30, 2015 (the "Circular") for further information.

The undersigned Shareholder of the Issuer hereby appoints IRVING R. GERSTEIN or, failing him, KENNETH M. HARTWICK (or instead of either of them John A. McNeil), as proxy of the undersigned to attend and vote at the Meeting and at any adjournment thereof, with full power of substitution and with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder's discretion unless herein otherwise specified. The said proxyholder is hereby specifically directed to:

(1)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Irving R. Gerstein as a member of the Issuer's board of directors;

(2)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kenneth M. Hartwick as a member of the Issuer's board of directors;

(3)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of John A. McNeil as a member of the Issuer's board of directors;

(4)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of R. Foster Duncan as a member of the Issuer's board of directors;

(5)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Holli C. Ladhani as a member of the Issuer's board of directors;

(6)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Teresa M. Ressel as a member of the Issuer's board of directors;

(7)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of Kevin T. Howell as a member of the Issuer's board of directors;

(8)
VOTE FOR ☐ or WITHHOLD FROM VOTING ON ☐ the election of James J. Moore, Jr. as a member of the Issuer's board of directors;

(9)
VOTE FOR ☐ or WITHHOLD / ABSTAIN FROM VOTING ON ☐ the appointment of KPMG LLP as the auditors of the Issuer and the authorization of the Issuer's board of directors to fix such auditors' remuneration;

(10)
VOTE FOR ☐ or VOTE AGAINST ☐ or ABSTAIN FROM VOTING ON ☐ the approval, by non-binding advisory vote, of the named executive officer compensation as described in the Circular.

DATED this	day of	, 2015.
Name of Shareholder
Signature of Shareholder

NOTES:

(1)
The shares represented by this proxy will be voted for, voted against or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Meeting, the common shares represented by this proxy will be voted "FOR" the above-mentioned items. The Issuer presently knows of no matters to come before the Meeting other than the matters identified in the notice of the Meeting. If any amendments, variations or other matters that are not known should properly come before the Meeting, the common shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

(2)
To vote this proxy, the Shareholder must sign in the space provided on this form. Please sign exactly as the name appears hereon and in which the common shares are registered. If the Shareholder is a corporation, the proxy should be executed by duly authorized officers and its corporate seal must be affixed. If this proxy is not dated in the space provided, the proxy shall be deemed to bear the date on which it was mailed by the Issuer.

(3)
The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder's behalf at the Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

(4)
This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Circular.

(5)
Reference should be made to the Circular, which accompanies the notice of Meeting, for a full explanation of the rights of Shareholders regarding completion, use and revocation of this proxy and other information pertaining to the Meeting.